UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-4257

DWS Variable Series I

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

JUNE 30, 2006

SEMIANNUAL REPORT

DWS VARIABLE SERIES I

Money Market VIP

DWS Bond VIP

DWS Growth & Income VIP

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS International VIP

DWS Health Care VIP

Contents

Information About Your Portfolio's Expenses, Management Summary, Portfolio Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

Click Here Money Market VIP

Click Here DWS Bond VIP

Click Here DWS Growth & Income VIP

Click Here DWS Capital Growth VIP

Click Here DWS Global Opportunities VIP

Click Here DWS International VIP

Click Here DWS Health Care VIP

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Proxy Voting

Click Here Shareholder Meeting Results

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus, call (800) 778-1482 or your financial representative. We advise you to consider the product's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the investment product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

Information About Your Portfolio's Expenses

Money Market VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return
Beginning Account Value1/1/06	$ 1,000.00
Ending Account Value 6/30/06	$ 1,020.70
Expenses Paid per $1,000*	$ 3.01
Hypothetical 5% Portfolio Return
Beginning Account Value 1/1/06	$ 1,000.00
Ending Account Value 6/30/06	$ 1,021.82
Expenses Paid per $1,000*	$ 3.01

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
DWS Variable Series I — Money Market VIP	.60%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2006

Money Market VIP

During the six-month period ended June 30, 2006, the US Federal Reserve Board (the Fed) continued its recent policy of increasing short-term interest rates in an attempt to head off a resurgence in inflation. The federal funds rate1 was raised to 5.25% in four quarter-percentage-point increments in the first half of 2006. At the end of June, the one-year LIBOR rate, an industry standard for measuring one-year money market rates, stood at 5.69%.

During the six-month period ended June 30, 2006, the Portfolio provided a total return of 2.07% (Class A shares, unadjusted for contract charges) compared with the 2.05% average return for portfolios in the Lipper Money Market Funds category for the same period, according to Lipper Inc. The nonsubsidized seven-day current yield was 4.65% as of June 30, 2006.

During the period, our strategy was to keep the Portfolio's average maturity relatively short in order to help reduce risk, limiting our purchases, for the most part, to three-month maturity issues and shorter. Following Hurricanes Katrina and Wilma, our decision to extend maturity (because we felt that the economy would slow -— it actually remained strong) detracted slightly from performance over the period. For the period, we maintained a significant allocation in floating-rate securities. Our decision to maintain a significant allocation in this sector helped performance during the period. In addition, because we believe the Fed will end its series of interest rates increases this year, we may be looking for opportunities to extend maturity and boost the Portfolio's yield over the coming months. Going forward, we will continue our focus on the highest credit quality within the Portfolio and maintain our conservative investment strategies and standards.

A group of investment professionals is responsible for the day-to-day management of the Portfolio. These investment professionals have a broad range of experience managing money market funds.

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of Portfolio than the total return quotation.

Yields fluctuate and are not guaranteed. Money Market seven-day current yield is the annualized net investment income per share for the period owned.

The nonsubsidized yield reflects what the yield would have been had a fee and/or waiver not been in place during the period shown.

Risk Considerations

An investment in this Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

LIBOR, the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

The Lipper Money Market Funds category includes funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days and that intend to keep a constant net asset value. It is not possible to invest directly in a Lipper category.

1 Federal funds rate — the overnight rate charged by banks when they borrow money from each other. Set by the Federal Open Market Committee (FOMC), the fed funds rate is the most sensitive — and closely watched — indicator concerning the direction of short-term interest rates. The FOMC is a key committee within the US Federal Reserve System, and meets every six weeks to review Fed policy on short-term rates. Based on current Fed policy, the FOMC may choose to raise or lower the fed funds rate to either add liquidity to the economy or remove it.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Money Market VIP

Asset Allocation	6/30/06	12/31/05

Short-Term Notes	33%	28%
Commercial Paper	33%	35%
Certificates of Deposit and Bank Notes	12%	14%
US Government Sponsored Agencies	6%	4%
Repurchase Agreements	5%	15%
Time Deposit	4%	—
Funding Agreement	4%	4%
Promissory Note	3%	—
	100%	100%
Weighted Average Maturity

DWS Variable Series I — Money Market VIP	47 days	37 days
First Tier Retail Money Fund Average*	39 days	38 days

* The Portfolio is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation and weighted average maturity is subject to change.

For more complete details about the Portfolio's holdings, see page 6. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

Money Market VIP

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 12.9%
Banco Bilbao Vizcaya Argentaria SA, 4.98%, 9/1/2006	750,000	749,952
Bank of Nova Scotia, 5.31%, 8/8/2006	2,000,000	2,000,000
Natexis Banque Populaires, 5.0%, 2/8/2007	1,000,000	1,000,000
Norinchukin Bank, 5.32%, 8/8/2006	2,000,000	2,000,000
Wells Fargo Bank, NA, 5.2%, 7/7/2006	1,000,000	1,000,000
Total Certificates of Deposit and Bank Notes (Cost $6,749,952)		6,749,952

Commercial Paper** 35.0%
AB Spintab, 5.42%, 9/29/2006	1,000,000	986,450
Apreco, LLC, 5.37%, 7/3/2006	2,500,000	2,499,254
Giro Funding US Corp., 5.325%, 8/4/2006	2,500,000	2,487,427
Grampian Funding Ltd.:
4.64%, 7/28/2006	1,000,000	996,520
5.32%, 8/7/2006	1,500,000	1,491,798
Greyhawk Funding LLC, 5.05%, 7/5/2006	1,000,000	999,439
KBC Financial Products International Ltd., 5.34%, 7/3/2006	2,500,000	2,499,258
Natexis US Finance Co. LLC, 4.65%, 7/24/2006	1,500,000	1,495,544
UniCredito Italiano (DE), Inc., 4.95%, 7/6/2006	500,000	499,656
United Technologies Corp., 5.35%, 7/3/2006	2,500,000	2,499,258
Verizon Communications, Inc., 5.35%, 7/19/2006	2,000,000	1,994,650
Total Commercial Paper (Cost $18,449,254)		18,449,254

US Government Sponsored Agencies 6.3%
Federal Home Loan Bank, 3.25%, 7/21/2006	500,000	499,801
Federal Home Loan Mortgage Corp.:
5.35%, 5/25/2007	1,500,000	1,500,000
5.5%, 7/3/2007	500,000	500,000
Federal National Mortgage Association, 4.03%, 7/21/2006	800,000	800,000
Total US Government Sponsored Agencies (Cost $3,299,801)		3,299,801

Funding Agreement 3.8%
New York Life Insurance Co., 5.507% *, 9/19/2006 (Cost $2,000,000)	2,000,000	2,000,000

Promissory Note 2.8%
The Goldman Sachs Group, Inc., 5.22%*, 11/10/2006 (Cost $1,500,000)	1,500,000	1,500,000
	Principal Amount ($)	Value ($)

Short-Term Notes 35.6%
American Express Credit Corp., 5.11%*, 1/9/2007	1,000,000	999,944
American Honda Finance Corp.:
5.15%*, 4/13/2007	500,000	500,371
5.26%*, 9/12/2006	1,500,000	1,500,000
Cancara Asset Securitization LLC, 144A, 5.148%*, 8/15/2006	1,000,000	999,975
CIT Group, Inc.: 5.37%*, 2/15/2007	1,500,000	1,501,868
7.375%, 4/2/2007	750,000	760,847
Credit Suisse:
5.292%*, 9/26/2006	1,000,000	1,000,000
5.436%*, 9/26/2006	1,500,000	1,500,000
DNB Nor Bank ASA, 5.313%*, 6/25/2007	500,000	500,000
Five Finance, Inc., 5.7%, 7/3/2007	1,000,000	1,000,000
Intesa Bank Ireland PLC, 5.34%*, 7/25/2007	500,000	500,000
Merrill Lynch & Co., Inc., 5.345%*, 2/27/2007	1,000,000	1,000,959
Northern Rock PLC, 5.334%*, 2/5/2007	500,000	500,000
Skandinaviska Enskilda Banken, 5.242%*, 7/18/2007	1,000,000	1,000,000
Tango Finance Corp., 144A, 5.168%*, 9/18/2006	1,500,000	1,499,991
The Bear Stearns Companies, Inc., 4.82%*, 10/18/2006	1,000,000	1,000,000
The Goldman Sachs Group, Inc., 5.163%*, 1/9/2007	1,000,000	1,000,686
UniCredito Italiano Bank (Ireland) PLC:
5.16%*, 3/9/2007	1,000,000	1,000,000
5.209%*, 6/15/2007	1,000,000	1,000,000
Total Short-Term Notes (Cost $18,764,641)		18,764,641

Time Deposit 4.7%
Bank of Tokyo-Mitsubishi-UFJ Ltd., 5.5%, 7/3/2006 (Cost $2,500,000)	2,500,000	2,500,000

Repurchase Agreement 5.7%
Greenwich Capital Markets, Inc., 5.3%, dated 6/30/2006, to be repurchased at $3,001,325 on 7/3/2006 (a) (Cost $3,000,000)	3,000,000	3,000,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $56,263,648)+	106.8	56,263,648
Other Assets and Liabilities, Net	(6.8)	(3,568,547)
Net Assets	100.0	52,695,101

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2006.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $56,263,648.

(a) Collateralized by $3,088,771 Federal Home Loan Mortgage Corp. 5.7%, maturing on 12/15/2018 with a value of $3,062,518.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Total investments in securities, at amortized cost	56,263,648
Cash	26,380
Interest receivable	175,688
Receivable for investments sold	78,385
Other assets	1,072
Total assets	56,545,173
Liabilities
Payable for investments purchased	3,500,000
Payable for Portfolio shares redeemed	313,096
Accrued management fee	12,555
Other accrued expenses and payables	24,421
Total liabilities	3,850,072
Net assets, at value	$ 52,695,101
Net Assets
Net assets consist of: Undistributed net investment income	3,677
Accumulated net realized gain (loss)	(2,659)
Paid-in capital	52,694,083
Net assets, at value	$ 52,695,101
Net Asset Value, offering and redemption price per share ($52,695,101 ÷ 52,685,246 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Interest	$ 1,221,714
Expenses: Management fee	91,586
Administration fees	4,300
Custodian and accounting fees	24,684
Auditing	8,640
Legal	8,434
Trustees' fees and expenses	1,605
Reports to shareholders	12,799
Other	3,859
Total expenses before expense reductions	155,907
Expense reductions	(1,326)
Total expenses after expense reductions	154,581
Net investment income	1,067,133
Net gain (loss) on investment transactions	(9)
Net increase (decrease) in net assets resulting from operations	$ 1,067,124

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income	$ 1,067,133	$ 1,444,352
Net realized gain (loss) on investment transactions	(9)	(8)
Net increase (decrease) in net assets resulting from operations	1,067,124	1,444,344
Distributions to shareholders from net investment income	(1,067,133)	(1,444,352)
Portfolio share transactions: Proceeds from shares sold	16,828,463	28,415,633
Reinvestment of distributions	1,067,133	1,444,352
Cost of shares redeemed	(17,979,883)	(31,796,066)
Net increase (decrease) in net assets from Portfolio transactions	(84,287)	(1,936,081)
Increase (decrease) in net assets	(84,296)	(1,936,089)
Net assets at beginning of period	52,779,397	54,715,486
Net assets at end of period (including undistributed net investment income of $3,677 and $3,677, respectively)	$ 52,695,101	$ 52,779,397
Other Information
Shares outstanding at beginning of period	52,769,533	54,705,614
Shares sold	16,828,463	28,415,633
Shares issued to shareholders in reinvestment of distributions	1,067,133	1,444,352
Shares redeemed	(17,979,883)	(31,796,066)
Net increase (decrease) in Portfolio shares	(84,287)	(1,936,081)
Shares outstanding at end of period	52,685,246	52,769,533

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (loss) from investment operations: Net investment income	.021	.027	.009	.008	.015	.038
Less distributions from: Net investment income	(.021)	(.027)	(.009)	(.008)	(.015)	(.038)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	2.07**	2.72	.90	.82	1.49	3.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	53	55	70	101	139
Ratio of expenses before expense reductions (%)	.60*	.60	.53	.48	.43	.46[b]
Ratio of expenses after expense reductions (%)	.60*	.60	.53	.48	.43	.45[b]
Ratio of net investment income (%)	4.15*	2.68	.89	.83	1.49	3.77

[a] For the six months ended June 30, 2006 (Unaudited).

[b] The ratios of expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .45% and .45%, respectively.

* Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS Bond VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 995.00	$ 992.70
Expenses Paid per $1,000*	$ 3.17	$ 4.99
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,021.62	$ 1,019.79
Expenses Paid per $1,000*	$ 3.21	$ 5.06

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Bond VIP	.64%	1.01%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2006

DWS Bond VIP

Treasury rates rose by roughly 0.75% across the yield curve during the first half of 2006, which pushed the 10-year Treasury yield to 5.14%. Inflation concerns, a 1% increase in the fed funds rate and hawkish rhetoric from the US Federal Reserve Board (Fed) combined to pressure the Treasury market. On balance for the period, the non-Treasury sectors of the bond market, the Lehman Brothers Aggregate Bond Index, outperformed Treasuries despite significant underperformance late in the period. Through early May, these sectors benefited from strong fundamentals and demand for yield. However, the more hawkish Fed, weak equity markets, and higher volatility put downward pressure on prices in May and June.

Against this backdrop, DWS Bond VIP returned -0.50% (Class A shares, unadjusted for contract charges) for the six-month semiannual period, more resilient when compared with the -0.72% return of its benchmark, the Lehman Brothers Aggregate Bond Index. Security selection within the corporate sector had the largest positive impact on returns. Our sell discipline caused us to reduce risk in the corporate sector early in the year, which positively impacted returns. Our security selection process also led us to an overweight in the telecommunications sector, which performed well, and to an underweight in underperforming sectors such as energy and sovereigns. In addition, high yield holdings had a favorable impact on returns. On the flipside, exposure to the emerging-markets sector and home builders detracted from results, as did non-dollar bond holding.

The Portfolio's subadvisor is Aberdeen Asset Management, Inc. The following members of the management team handle the day-to-day operations of the core bond, active fixed income and high yield portions of the portfolio:

The Portfolio's subadvisor is Aberdeen Asset Management, Inc. The following portfolio managers are responsible for the day-to-day management of the foreign securities, foreign currencies and related investments for the portfolio:

Senior Portfolio Managers:	Portfolio Managers:
Gary W. Bartlett, CFA Warren S. Davis, III Thomas J. Flaherty J. Christopher Gagnier Daniel R. Taylor, CFA Timothy C. Vile, CFA William T. Lissenden	Brett Diment Annette Fraser Anthony Fletcher Nik Hart Stephen Ilott Ian Winship Matthew Cobon

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Bond VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	12/31/05

Commercial and Non-Agency Mortgage-Backed Securities	27%	19%
Corporate Bonds	19%	17%
US Treasury Obligations	13%	18%
Collateralized Mortgage Obligations	11%	15%
US Government Agency Sponsored Pass-Throughs	9%	7%
Foreign Bonds — US$ Denominated	7%	8%
Municipal Bonds and Notes	5%	5%
Asset Backed	3%	7%
Preferred Stocks	3%	—
Cash Equivalents	2%	3%
Foreign Bonds — Non US$ Denominated	1%	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	6/30/06	12/31/05

US Government & Treasury Obligations	33%	40%
AAA*	37%	32%
AA	2%	2%
A	8%	7%
BBB	14%	12%
BB or Below	6%	7%
	100%	100%
Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/06	12/31/05

Under 1 year	5%	10%
1-4.99 years	41%	33%
5-9.99 years	41%	39%
10-14.99 years	3%	7%
15+ years	10%	11%
	100%	100%

* Category includes cash equivalents

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's credit quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on or after the last day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Bond VIP

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 18.6%
Consumer Discretionary 3.7%
Auburn Hills Trust, 12.375%, 5/1/2020	88,000	124,211
Avis Budget Car Rental LLC:
144A, 7.576%*, 5/15/2014	39,000	38,902
144A, 7.625%, 5/15/2014	199,000	193,030
Aztar Corp., 7.875%, 6/15/2014	25,000	26,438
Cablevision Systems Corp., Series B, 9.62%*, 4/1/2009	10,000	10,600
Caesars Entertainment, Inc.:
7.875%, 3/15/2010	352,000	365,200
8.875%, 9/15/2008	15,000	15,750
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022	282,000	350,384
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	400,000	425,163
CSC Holdings, Inc.:
7.25%, 7/15/2008	20,000	20,025
7.875%, 12/15/2007	20,000	20,250
DaimlerChrysler NA Holding Corp.:
4.75%, 1/15/2008	390,000	383,623
Series E, 5.679%*, 10/31/2008	411,000	412,824
Dex Media East LLC/Financial, 12.125%, 11/15/2012	64,000	71,840
EchoStar DBS Corp.:
6.625%, 10/1/2014	10,000	9,400
144A, 7.125%, 2/1/2016	259,000	249,287
Foot Locker, Inc., 8.5%, 1/15/2022	30,000	30,262
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	35,000	33,512
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	40,000	43,900
Gregg Appliances, Inc., 9.0%, 2/1/2013	10,000	9,225
Harrah's Operating Co., Inc., 5.75%, 10/1/2017	840,000	765,227
Hertz Corp., 144A, 8.875%, 1/1/2014	205,000	210,125
INVISTA, 144A, 9.25%, 5/1/2012	301,000	316,050
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	20,000	18,875
Jacobs Entertainment, Inc., 144A, 9.75%, 6/15/2014	15,000	15,075
Lear Corp., Series B, 8.11%, 5/15/2009 (b)	15,000	14,625
Liberty Media Corp.:
8.25%, 2/1/2030 (b)	15,000	14,357
8.5%, 7/15/2029 (b)	15,000	14,589
Linens 'n Things, Inc., 144A, 10.702%*, 1/15/2014 (b)	10,000	9,475
MGM MIRAGE:
144A, 6.75%, 4/1/2013	230,000	219,362
8.375%, 2/1/2011 (b)	10,000	10,250
9.75%, 6/1/2007	15,000	15,413
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	10,000	10,563
Pokagon Gaming Authority, 144A, 10.375%, 6/15/2014	10,000	10,338
	Principal Amount ($)(a)	Value ($)

Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	15,000	15,488
PRIMEDIA, Inc.:
8.875%, 5/15/2011 (b)	10,000	9,600
10.545%*, 5/15/2010	20,000	20,425
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	35,000	37,800
Royal Caribbean Cruises Ltd., 7.0%, 6/15/2013	222,000	219,986
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	30,000	31,350
TCI Communications, Inc., 8.75%, 8/1/2015	608,000	694,682
Tele-Communications, Inc., 10.125%, 4/15/2022	168,000	213,757
The Bon-Ton Department Stores, Inc., 144A, 10.25%, 3/15/2014 (b)	10,000	9,275
Time Warner, Inc.:
7.625%, 4/15/2031	944,000	1,016,428
7.7%, 5/1/2032	135,000	146,725
TRW Automotive, Inc., 11.0%, 2/15/2013	35,000	38,237
United Auto Group, Inc., 9.625%, 3/15/2012	30,000	31,350
Viacom, Inc.:
144A, 5.75%, 4/30/2011	458,000	449,856
144A, 6.875%, 4/30/2036	420,000	405,326
		7,818,435
Consumer Staples 0.2%
Alliance One International, Inc., 11.0%, 5/15/2012	10,000	9,500
Birds Eye Foods, Inc., 11.875%, 11/1/2008	15,000	15,281
Dean Foods Co., 7.0%, 6/1/2016	328,000	317,340
Delhaize America, Inc.:
8.05%, 4/15/2027 (b)	10,000	9,753
9.0%, 4/15/2031	35,000	38,382
Harry & David Holdings, Inc., 10.231%*, 3/1/2012	10,000	9,500
Viskase Co., Inc., 11.5%, 6/15/2011	40,000	41,350
		441,106
Energy 2.2%
Chaparral Energy, Inc., 144A, 8.5%, 12/1/2015	20,000	19,900
Chesapeake Energy Corp.:
6.25%, 1/15/2018 (b)	10,000	9,125
6.375%, 6/15/2015	273,000	253,207
6.875%, 1/15/2016	25,000	23,625
7.625%, 7/15/2013	110,000	110,687
7.75%, 1/15/2015	10,000	10,025
Constellation Energy Group, 7.6%, 4/1/2032	380,000	414,243
Dominion Resources, Inc., 7.5%, 6/30/2066 (b)	955,000	949,103
Dynegy Holdings, Inc.:
7.625%, 10/15/2026	20,000	17,500
144A, 8.375%, 5/1/2016	15,000	14,775
Edison Mission Energy, 144A, 7.75%, 6/15/2016	208,000	204,360
	Principal Amount ($)(a)	Value ($)

El Paso Production Holding Corp., 7.75%, 6/1/2013	20,000	20,150
Enterprise Products Operating LP:
Series B, 5.0%, 3/1/2015 (b)	125,000	112,882
Series B, 6.375%, 2/1/2013	280,000	279,733
7.5%, 2/1/2011	347,000	364,129
Frontier Oil Corp., 6.625%, 10/1/2011	25,000	23,937
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	15,000	15,000
Northwest Pipeline Corp., 144A, 7.0%, 6/15/2016	57,000	56,644
Plains Exploration & Production Co.:
7.125%, 6/15/2014	10,000	9,850
Series B, 8.75%, 7/1/2012	10,000	10,475
Range Resources Corp., 7.5%, 5/15/2016	10,000	9,875
Sempra Energy, 4.621%, 5/17/2007 (b)	760,000	752,595
Southern Natural Gas, 8.875%, 3/15/2010	30,000	31,688
Stone Energy Corp.:
6.75%, 12/15/2014	25,000	25,094
144A, 8.24%*, 7/15/2010	25,000	25,000
Tri-State Generation & Transmission Association, 144A, 6.04%, 1/31/2018	880,000	863,181
Williams Companies, Inc.:
8.125%, 3/15/2012	45,000	46,687
8.75%, 3/15/2032	20,000	21,750
		4,695,220
Financials 6.0%
American General Finance Corp.:
2.75%, 6/15/2008 (b)	11,000	10,414
Series I, 4.875%, 5/15/2010	105,000	101,466
American International Group, Inc., 144A, 6.25%, 5/1/2036	930,000	891,340
Ameriprise Financial, Inc., 7.518%, 6/1/2066	265,000	266,605
Ashton Woods USA/Finance, 9.5%, 10/1/2015	20,000	17,700
ASIF Global Finance XVIII, 144A, 3.85%, 11/26/2007	1,101,000	1,074,950
BAC Capital Trust XI, 6.625%, 5/23/2036	385,000	380,323
E*TRADE Financial Corp.:
7.375%, 9/15/2013	10,000	10,000
8.0%, 6/15/2011	15,000	15,300
Erac USA Finance Co.:
144A, 5.6%, 5/1/2015	455,000	432,606
144A, 8.0%, 1/15/2011	330,000	356,536
ERP Operating LP, 6.95%, 3/2/2011	75,000	78,207
Farmers Exchange Capital, 144A, 7.2%, 7/15/2048	385,000	358,738
Ford Motor Credit Co.:
7.25%, 10/25/2011	50,000	44,354
7.375%, 10/28/2009	100,000	92,454
7.875%, 6/15/2010	30,000	27,675
144A, 9.75%, 9/15/2010	488,920	476,396
General Motors Acceptance Corp.:
6.875%, 9/15/2011	640,000	610,662
8.0%, 11/1/2031 (b)	50,000	48,058
H&E Equipment/Finance, 11.125%, 6/15/2012	10,000	11,043
	Principal Amount ($)(a)	Value ($)

ILFC E-Capital Trust I, 144A, 5.9%, 12/21/2065 (b)	1,085,000	1,057,663
ILFC E-Capital Trust II, 144A, 6.25%, 12/21/2065	100,000	94,482
Merrill Lynch & Co., Inc., 6.05%, 5/16/2016	955,000	948,709
NLV Financial Corp., 144A, 6.5%, 3/15/2035	734,000	649,884
Ohio Casualty Corp., 7.3%, 6/15/2014	125,000	126,427
Oil Insurance Ltd., 144A, 7.558%, 12/29/2049	1,505,000	1,498,212
Poster Financial Group, Inc., 8.75%, 12/1/2011	25,000	26,000
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	40,000	43,900
RBS Capital Trust III, 5.512%, 9/29/2049	520,000	484,789
Reinsurance Group of America, Inc., 6.75%, 12/15/2065 (b)	1,010,000	929,937
Residential Capital Corp., 6.5%, 4/17/2013	435,000	426,886
Sovereign Capital Trust VI, 7.908%, 6/13/2036	440,000	451,708
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	30,000	22,650
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	10,000	9,850
United Dominion Realty Trust, Inc., Series E, (REIT), 3.9%, 3/15/2010	245,000	229,576
Universal City Development, 11.75%, 4/1/2010	30,000	32,663
Verizon Global Funding Corp., 7.75%, 12/1/2030 (b)	326,000	351,607
		12,689,770
Health Care 0.8%
Aetna, Inc., 5.75%, 6/15/2011	425,000	422,012
Boston Scientific Corp., 6.0%, 6/15/2011	476,000	469,584
Lincoln National Corp., 7.0%, 5/17/2066 (b)	780,000	773,950
Tenet Healthcare Corp., 144A, 9.5%, 2/1/2015	25,000	24,563
		1,690,109
Industrials 1.7%
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	25,000	26,500
America West Airlines, Inc., Series 99-1, 7.93%, 1/2/2019	232,169	244,938
Arizona Public Service Co., 5.625%, 5/15/2033	465,000	397,992
Browning-Ferris Industries:
7.4%, 9/15/2035	20,000	17,800
9.25%, 5/1/2021	15,000	15,225
Case New Holland, Inc., 9.25%, 8/1/2011	30,000	31,575
Cenveo Corp., 7.875%, 12/1/2013	20,000	19,500
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	10,000	9,825
Compression Polymers Corp.:
144A, 10.5%, 7/1/2013	25,000	25,500
144A, 11.44%*, 7/1/2012	15,000	15,300
Corrections Corp. of America, 6.75%, 1/31/2014	128,000	122,880
D.R. Horton, Inc., 5.375%, 6/15/2012 (b)	673,000	628,896
	Principal Amount ($)(a)	Value ($)

DRS Technologies, Inc., 7.625%, 2/1/2018	15,000	14,925
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2015	318,000	278,647
6.25%, 1/15/2016	25,000	21,688
8.625%, 1/15/2017 (b)	135,000	133,987
8.875%, 4/1/2012	20,000	19,900
Kansas City Southern:
7.5%, 6/15/2009	10,000	10,000
9.5%, 10/1/2008	35,000	36,663
Millennium America, Inc., 9.25%, 6/15/2008	10,000	10,250
Pulte Homes, Inc., 7.875%, 8/1/2011	817,000	857,474
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	10,000	11,075
Standard Pacific Corp., 6.5%, 8/15/2010 (b)	130,000	121,875
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	20,000	21,500
Xerox Capital Trust I, 8.0%, 2/1/2027	10,000	10,038
Xerox Corp.:
6.4%, 3/15/2016	390,000	368,062
7.125%, 6/15/2010	31,000	31,233
		3,503,248
Information Technology 0.3%
L-3 Communications Corp.:
5.875%, 1/15/2015	25,000	23,313
Series B, 6.375%, 10/15/2015	10,000	9,550
7.625%, 6/15/2012	492,000	499,380
Lucent Technologies, Inc., 6.45%, 3/15/2029	60,000	51,000
Sanmina-SCI Corp., 8.125%, 3/1/2016	15,000	14,625
UGS Corp., 10.0%, 6/1/2012	20,000	21,500
Unisys Corp., 7.875%, 4/1/2008 (b)	35,000	35,000
		654,368
Materials 0.5%
ARCO Chemical Co., 9.8%, 2/1/2020	55,000	64,625
Chemtura Corp., 6.875%, 6/1/2016	314,000	303,402
Crown Cork & Seal Co., Inc., 7.5%, 12/15/2096	10,000	7,950
Equistar Chemical Funding, 10.625%, 5/1/2011	15,000	16,106
Exopac Holding Corp., 144A, 11.25%, 2/1/2014	20,000	20,200
GEO Specialty Chemicals, Inc., 144A, 13.479%*, 12/31/2009	48,000	41,820
Greif, Inc., 8.875%, 8/1/2012	10,000	10,525
Hexcel Corp., 6.75%, 2/1/2015	15,000	14,025
Huntsman LLC, 11.625%, 10/15/2010	31,000	34,255
IMC Global, Inc., 10.875%, 8/1/2013	146,000	162,425
International Steel Group, Inc., 6.5%, 4/15/2014	10,000	9,450
Lyondell Chemical Co., 10.5%, 6/1/2013	10,000	11,000
Massey Energy Co.:
6.625%, 11/15/2010	20,000	19,700
6.875%, 12/15/2013	15,000	13,950
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	31,000	26,040
	Principal Amount ($)(a)	Value ($)

Omnova Solutions, Inc., 11.25%, 6/1/2010	35,000	37,100
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	10,000	10,500
Pliant Corp., 11.625%, 6/15/2009 (PIK)	7	8
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	11,000	11,756
United States Steel Corp., 9.75%, 5/15/2010	20,000	21,300
Westlake Chemical Corp., 6.625%, 1/15/2016	289,000	266,964
Witco Corp., 6.875%, 2/1/2026	10,000	8,900
		1,112,001
Telecommunication Services 0.7%
AT&T, Inc., 6.8%, 5/15/2036 (b)	438,000	434,135
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	25,000	24,625
8.375%, 1/15/2014 (b)	20,000	19,700
Citizens Communications Co., 9.0%, 8/15/2031	127,000	128,587
Embarq Corp., 7.995%, 6/1/2036	690,000	693,521
Insight Midwest LP, 9.75%, 10/1/2009	25,000	25,500
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	55,000	55,983
PanAmSat Corp., 144A, 9.0%, 6/15/2016	10,000	10,150
Qwest Corp., 7.25%, 9/15/2025	25,000	23,375
US Unwired, Inc., Series B, 10.0%, 6/15/2012	15,000	16,650
Verizon New England, Inc., 6.5%, 9/15/2011	141,000	141,044
Windstream Corp., 144A, 8.625%, 8/1/2016	15,000	15,338
		1,588,608
Utilities 2.5%
AES Corp., 144A, 8.75%, 5/15/2013	70,000	74,900
Allegheny Energy Supply Co. LLC:
7.8%, 3/15/2011	129,000	133,838
144A, 8.25%, 4/15/2012	266,000	282,625
CC Funding Trust I, 6.9%, 2/16/2007	758,000	762,253
CMS Energy Corp., 8.5%, 4/15/2011	45,000	46,913
Commonwealth Edison Co., Series 98, 6.15%, 3/15/2012	550,000	555,477
Consumers Energy Co., Series F, 4.0%, 5/15/2010	980,000	912,358
Entergy Louisiana LLC, 6.3%, 9/1/2035	140,000	128,726
Entergy Mississippi, Inc., 5.92%, 2/1/2016	225,000	216,394
FPL Energy National Wind, 144A, 5.608%, 3/10/2024	541,717	518,640
Mission Energy Holding Co., 13.5%, 7/15/2008	60,000	66,900
Nevada Power Co., 144A, 6.65%, 4/1/2036	196,000	185,132
NRG Energy, Inc.:
7.25%, 2/1/2014	80,000	78,000
7.375%, 2/1/2016	95,000	92,625
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	50,000	54,000
	Principal Amount ($)(a)	Value ($)

Sierra Pacific Power Co., 144A, 6.0%, 5/15/2016	207,000	196,804
Sierra Pacific Resources:
6.75%, 8/15/2017	15,000	14,172
8.625%, 3/15/2014	10,000	10,593
TXU Corp., 7.48%, 1/1/2017	616,000	619,641
TXU Energy Co., 7.0%, 3/15/2013	235,000	239,873
		5,189,864
Total Corporate Bonds (Cost $40,640,802)		39,382,729

Foreign Bonds — US$ Denominated 7.1%
Consumer Discretionary 0.0%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	34,000	36,465
Shaw Communications, Inc., 8.25%, 4/11/2010	10,000	10,325
		46,790
Energy 0.2%
OAO Gazprom, 144A, 9.625%, 3/1/2013	400,000	458,500
Secunda International Ltd., 13.068%*, 9/1/2012	10,000	10,450
		468,950
Financials 2.7%
AES El Salvador Trust, 144A, 6.75%, 2/1/2016	475,000	437,595
Banco Do Estado de Sao Paulo, 144A, 8.7%, 9/20/2049	135,000	132,300
ChinaTrust Commercial Bank, 144A, 5.625%, 12/29/2049	325,000	297,079
DBS Capital Funding Corp., 144A, 7.657%, 3/31/2049	337,000	358,984
Deutsche Telekom International Finance BV, 5.75%, 3/23/2016 (b)	943,000	890,012
Doral Financial Corp., 5.91%*, 7/20/2007	25,000	23,814
Kazakhstan Temir Zholy Finance BV, 7.0%, 5/11/2016	250,000	244,040
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	1,330,000	1,289,105
Mizuho Financial Group, (Cayman), 8.375%, 12/29/2049	1,100,000	1,153,020
Royal Bank of Scotland Group PLC, Series 1, 9.118%, 3/31/2049	355,000	389,861
SPI Electricity & Gas Australia Holdings Property Ltd., 144A, 6.15%, 11/15/2013	425,000	422,756
		5,638,566
Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010	30,000	30,375
Industrials 0.7%
Grupo Transportacion Ferroviaria Mexicana SA de CV:
9.375%, 5/1/2012	147,000	156,555
10.25%, 6/15/2007	40,000	41,200
12.5%, 6/15/2012	30,000	33,075
Tyco International Group SA:
6.375%, 10/15/2011	353,000	360,193
6.75%, 2/15/2011	908,000	936,829
		1,527,852
	Principal Amount ($)(a)	Value ($)

Materials 0.9%
Cascades, Inc., 7.25%, 2/15/2013	25,000	23,125
Celulosa Arauco y Constitucion SA: 5.125%, 7/9/2013	274,000	251,481
5.625%, 4/20/2015	385,000	358,548
ISPAT Inland ULC, 9.75%, 4/1/2014	26,000	28,665
Novelis, Inc., 144A, 7.75%, 2/15/2015	20,000	19,200
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	1,365,000	1,370,829
		2,051,848
Sovereign Bonds 0.8%
Dominican Republic:
Series REG S, 8.625%, 4/20/2027	200,000	199,000
Series REG S, 9.04%, 1/23/2018	74,818	78,371
Federative Republic of Brazil, 8.875%, 10/14/2019	10,000	11,140
Government of Ukraine, Series REG S, 7.65%, 6/11/2013	200,000	201,000
Republic of Argentina:
Zero Coupon, 12/15/2035	447,898	39,460
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	180,000	65,250
4.889%*, 8/3/2012	20,000	16,530
8.28%, 12/31/2033 (PIK)	98,012	87,329
Republic of Ecuador, Series REG S, 9.375%, 12/15/2015	200,000	198,000
Republic of El Salvador, Series REG S, 7.65%, 6/15/2035	130,000	126,100
Republic of Panama, 6.7%, 1/26/2036	20,000	18,300
Republic of Philippines:
9.375%, 1/18/2017	70,000	77,700
10.625%, 3/16/2025	60,000	74,100
Republic of Uruguay, 7.625%, 3/21/2036	120,000	108,000
Republic of Venezuela, 10.75%, 9/19/2013	50,000	59,650
State of Qatar, Series REG S, 9.75%, 6/15/2030	220,000	307,120
United Mexican States:
5.625%, 1/15/2017 (b)	16,000	14,880
8.3%, 8/15/2031	60,000	69,300
		1,751,230
Telecommunication Services 1.4%
Embratel, Series B, 11.0%, 12/15/2008 (b)	10,000	10,900
Mobifon Holdings BV, 12.5%, 7/31/2010	60,000	67,950
Nordic Telephone Co. Holdings, 144A, 8.875%, 5/1/2016	182,000	187,005
Nortel Networks Ltd.:
144A, 9.73%*, 7/15/2011	20,000	20,350
144A, 10.125%, 7/15/2013	10,000	10,175
144A, 10.75%, 7/15/2016	10,000	10,175
Stratos Global Corp., 144A, 9.875%, 2/15/2013	20,000	18,800
Telecom Italia Capital:
4.0%, 1/15/2010 (b)	175,000	163,761
4.95%, 9/30/2014	370,000	331,245
5.25%, 11/15/2013	648,000	599,054
	Principal Amount ($)(a)	Value ($)

Telefonica Europe BV, 7.75%, 9/15/2010	1,527,000	1,619,912
		3,039,327
Utilities 0.3%
Scottish Power PLC, 5.81%, 3/15/2025	745,000	695,169
Total Foreign Bonds — US$ Denominated (Cost $15,676,606)		15,250,107

Foreign Bonds — Non US$ Denominated 1.3%
Financials 0.2%
European Investment Bank, 10.0%, 1/28/2011 TRY	320,000	156,815
Red Arrow International Leasing PLC, 8.375%, 3/31/2012 RUB	5,000,000	188,033
		344,848
Sovereign Bonds 1.1%
Central Bank of Argentina, 2.0%, 2/4/2018 ARS	189,545	79,598
Government of Indonesia:
Series FR-23, 11.0%, 12/15/2012 IDR	800,000,000	80,320
Series FR-26, 11.0%, 10/15/2014 IDR	1,547,000,000	153,648
Series FR-33, 12.5%, 3/15/2013 IDR	600,000,000	64,579
Government of Malaysia, Series 1/04, 4.305%, 2/27/2009 MYR	570,000	154,565
Mexican Bonds:
Series MI-10, 8.0%, 12/19/2013 MXN	12,030,000	1,004,405
Series M-20, 8.0%, 12/7/202 MXN	4,780,000	368,786
Series MI-10, 9.5%, 12/18/2014 MXN	230,000	20,779
Republic of Argentina:
Zero Coupon, 12/15/2035 ARS	1,246,290	31,726
5.83%, 12/31/2033 (PIK) ARS	220,000	82,435
Republic of Peru, 8.2%, 8/12/2026 PEN	550,000	166,087
		2,206,928
Total Foreign Bonds — Non US$ Denominated (Cost $2,774,743)		2,551,776

Asset Backed 3.3%
Automobile Receivables 0.3%
Drive Auto Receivables Trust, "A2", Series 2005-2, 144A, 4.12%, 1/15/2010	418,691	413,115
MMCA Automobile Trust:
"A4", Series 2002-2, 4.3%, 3/15/2010	111,900	111,801
"B", Series 2002-1, 5.37%, 1/15/2010	98,005	97,665
		622,581
	Principal Amount ($)(a)	Value ($)

Home Equity Loans 3.0%
Aegis Asset Backed Securities Trust, "N1", Series 2005-5N, 144A, 4.5%, 12/25/2023	398,055	393,430
Merrill Lynch Mortgage Investors, Inc., "A1A", Series 2005-NCB, 5.451%, 7/25/2036	420,421	417,845
New Century Home Equity Loan Trust, "A2", Series 2005-A, 4.461%, 8/25/2035	1,595,000	1,571,336
Renaissance Home Equity Loan Trust, "AF3", Series 2004-2, 4.464%, 7/25/2034	820,000	812,869
Residential Asset Mortgage Products, Inc.:
"A3", Series 2003-RZ4, 3.38%, 2/25/2030	335,332	330,943
"AI3", Series 2004-RS4, 4.003%, 1/25/2030	556,004	553,575
Residential Asset Securities Corp., "AI6", Series 2000-KS1, 7.905%, 2/25/2031	872,616	869,418
Terwin Mortgage Trust, "AF2", Series 2005-14HE, 4.849%, 8/25/2036	1,525,000	1,480,782
		6,430,198
Total Asset Backed (Cost $7,218,522)		7,052,779
	Shares	Value ($)

Preferred Stocks 2.6%
Arch Capital Group Ltd., 8.0%	4,202	105,707
Dresdner Funding Trust I, 144A, 8.151%	600,000	668,807
Markel Capital Trust I, Series B, 8.71%	88,000	91,207
MUFG Capital Finance 1 Ltd. 6.346%	1,995,000	1,924,357
Wachovia Capital Trust III, 5.8%	1,195,000	1,159,630
Washington Mutual Preferred Funding Delaware, Series A-1, 144A, 6.534% (b)	600,000	574,836
ZFS Finance USA Trust I, 144A, 6.15% (b)	1,080,000	1,034,717
Total Preferred Stocks (Cost $5,731,268)		5,559,261
	Units	Value ($)

Other Investments 0.0%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $12,910)	15,000	12,150
	Shares	Value ($)

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc., 144A, Series AI, 9.75%, (PIK) (Cost $7,000)	1	6,975
	Principal Amount ($)(a)	Value ($)

US Government Agency Sponsored Pass-Throughs 8.7%
Federal Home Loan Mortgage Corp., 5.5%, with various maturities from 11/15/2016 until 8/1/2024	2,236,352	2,195,466
Federal National Mortgage Association:
4.5%, with various maturities from 10/1/2033 until 6/1/2034 (g)	1,739,287	1,582,064
5.0%, with various maturities from 3/1/2025 until 5/1/2034	2,736,495	2,582,302
5.5%, with various maturities from 7/1/2023 until 3/1/2035	2,877,496	2,788,569
6.0%, with various maturities from 4/1/2024 until 3/1/2025 (g)	1,998,539	1,990,517
6.31%, 6/1/2008	1,700,000	1,706,505
6.5%, with various maturities from 3/1/2017 until 6/1/2036 (g)	5,481,494	5,514,612
8.0%, 9/1/2015	53,737	56,561
Total US Government Agency Sponsored Pass-Throughs (Cost $18,928,591)		18,416,596

Commercial and Non-Agency Mortgage-Backed Securities 27.1%
Adjustable Rate Mortgage Trust, "3A31", Series 2005-10, 5.431%, 1/25/2036	820,000	794,382
American Home Mortgage Investment Trust, "5A3", Series 2005-2, 5.077%, 9/25/2035	1,050,000	1,028,965
Banc of America Commercial Mortgage, Inc., "A4", Series 2005-5, 5.115%, 10/10/2045	1,465,000	1,385,064
Banc of America Funding Corp., "1A23", Series 2006-1, 5.75%, 1/25/2036	960,000	911,171
Banc of America Mortgage Securities:
"2A6", Series 2004-F, 4.152%*, 7/25/2034	1,180,000	1,127,828
"2A8", Series 2003-J, 4.197%*, 11/25/2033	820,000	798,701
Bear Stearns Adjustable Rate Mortgage Trust:
"2A3", Series 2005-4, 4.45%*, 8/25/2035	580,000	554,678
"2A2", Series 2005-4, 4.567%*, 8/25/2035	950,000	911,128
"A1", Series 2006-1, 4.625%*, 2/25/2036	2,351,548	2,275,218
Chase Mortgage Finance Corp., "3A1", Series 2005-A1, 5.277%*, 12/25/2035	1,524,847	1,490,891
Citigroup Commercial Mortgage Trust, "ASB", Series 2006-C4, 5.721%, 3/15/2049	1,415,000	1,408,371
Citigroup Mortgage Loan Trust, Inc.:
"1A2", Series 2006-AR2, 5.565%, 3/25/2036	1,388,219	1,373,631
"1A3A", Series 2006-AR5, 5.957%, 6/25/2036	945,000	940,784
"1A3", Series 2004-NCM1, 6.75%, 7/25/2034	333,313	334,979
	Principal Amount ($)(a)	Value ($)

"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	832,778	836,942
Countrywide Alternative Loan Trust:
"1A1", Series 2004-2CB, 4.25%, 3/25/2034	577,976	562,043
"A1", Series 2004-1T1, 5.0%, 2/25/2034	617,856	604,810
"A2", Series 2002-18, 5.25%, 2/25/2033	1,041,348	1,016,043
"A2", Series 2003-21T1, 5.25%, 12/25/2033	815,329	803,974
"A2", Series 2004-1T1, 5.5%, 2/25/2034	410,341	406,762
"4A3", Series 2005-43, 5.762%, 10/25/2035	646,438	635,535
"A1", Series 2004-35T2, 6.0%, 2/25/2035	686,372	683,603
Countrywide Home Loans:
"2A2C", Series 2006-HYB1, 5.302%, 3/20/2036	930,000	903,994
"2A1", Series 2006-HYB1, 5.422%, 3/20/2036	868,756	857,590
"A1", Series 2005-29, 5.75%, 12/25/2035	1,360,127	1,321,061
"A2", Series 2006-1, 6.0%, 3/25/2036	1,088,937	1,064,190
GMAC Mortgage Corp. Loan Trust:
"A15", Series 2004-J1, 5.25%, 4/25/2034	652,613	644,378
"A1", Series 2006-J1, 5.75%, 4/25/2036	1,390,410	1,376,069
Greenwich Capital Commercial Funding Corp., "AAB", Series 2006-GG7, 6.11%, 9/10/2015	955,000	958,197
GS Mortgage Securities Corp. II, "A4", Series 2005-GG4, 4.761%, 7/10/2039	1,500,000	1,385,158
GSR Mortgage Loan Trust, "4A5", Series 2005-AR6, 4.553%*, 9/25/2035	845,000	810,005
JPMorgan Chase Commercial Mortgage Securities Corp., "A4", Series 2005-LDP5, 5.345%, 12/15/2044	690,000	660,143
JPMorgan Mortgage Trust:
"7A1", Series 2006-A3, 4.584%, 4/25/2035	1,439,959	1,396,573
"2A4", Series 2006-A2, 5.77%, 4/25/2036	1,420,000	1,385,324
Master Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020	1,079,517	1,066,166
"3A1", Series 2004-5, 6.5%, 6/25/2034	88,772	88,551
"5A1", Series 2005-2, 6.5%, 12/25/2034	171,641	171,105
"8A1", Series 2004-3, 7.0%, 4/25/2034	83,651	83,436
Master Asset Securitization Trust:
"8A1", Series 2003-6, 5.5%, 7/25/2033	566,848	540,454
"2A7", Series 2003-9, 5.5%, 10/25/2033	624,836	594,570
Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	105,000	99,816
RAAC Series, "2A5", Series 2005-SP1, 5.25%, 9/25/2034	1,150,000	1,138,355
	Principal Amount ($)(a)	Value ($)

Residential Accredit Loans, Inc.:
"CB", Series 2004-QS2, 5.75%, 2/25/2034	728,085	705,560
"A2", Series 2006-QS4, 6.0%, 4/25/2036	1,423,143	1,415,806
Residential Asset Mortgage Products, Inc., "A4", Series 2003-RZ4, 4.04%, 12/25/2030	990,000	961,456
Structured Adjustable Rate Mortgage Loan:
"6A3", Series 2005-21, 5.4%, 11/25/2035	740,000	713,869
"5A1", Series 2005-18, 5.572%*, 9/25/2035	697,592	687,393
"7A4", Series 2006-1, 5.62%, 2/25/2036	930,000	901,233
Structured Adjustable Rate Mortgage Loan Trust, "2A3", Series 2006-6, 6.0%, 7/25/2036	960,000	943,050
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	6,774	6,780
Wachovia Bank Commercial Mortgage Trust, "AMFX", Series 2005-C20, 5.179%, 7/15/2042	1,550,000	1,463,148
Wachovia Mortgage Loan Trust LLC, "3A1", Series 2005-B, 5.187%*, 10/20/2035	1,316,169	1,285,070
Washington Mutual:
"A6", Series 2004-AR7, 3.943%, 7/25/2034	740,000	709,950
"A7, Series 2004-AR9, 4.168%, 8/25/2034	737,000	704,427
"2A1", Series 2002-S8, 4.5%, 1/25/2018	157,716	156,340
"A1", Series 2005-AR3, 4.647%, 3/25/2035	576,859	561,534
"1A3", Series 2005-AR16, 5.117%, 12/25/2035	825,000	796,013
Washington Mutual Mortgage Pass-Through Certificates, "2CB1", Series 2006-1, 7.0%, 2/25/2036	1,188,219	1,198,980
Wells Fargo Mortgage Backed Securities Trust:
"B1", Series 2005-AR12, 4.325%*, 7/25/2035	766,294	726,305
"2A5", Series 2006-AR2, 5.093%*, 3/25/2036	3,206,844	3,143,243
"A4", Series 2005-AR14, 5.387%*, 8/25/2035	945,000	910,791
"2A5", Series 2006-AR1, 5.568%*, 3/25/2036	935,000	910,129
"1A3", Series 2006-6, 5.75%, 5/25/2036	1,033,824	1,021,940
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $58,492,750)		57,353,655

Collateralized Mortgage Obligations 11.0%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	441,794	437,360
Federal Home Loan Mortgage Corp.:
"KB", Series 2552, 4.25%, 6/15/2027	886,552	873,325
"WJ", Series 2557, 5.0%, 7/15/2014	889,340	880,297
	Principal Amount ($)(a)	Value ($)

"PE", Series 2721, 5.0%, 1/15/2023	2,425,000	2,269,213
"EW", Series 2545, 5.0%, 3/15/2029	609,473	599,640
"PD", Series 2844, 5.0%, 12/15/2032	1,580,000	1,471,766
"EG", Series 2836, 5.0%, 12/15/2032	1,580,000	1,471,758
"PD", Series 2783, 5.0%, 1/15/2033	761,000	712,907
"TE", Series 2780, 5.0%, 1/15/2033	1,150,000	1,074,283
"NE", Series 2802, 5.0%, 2/15/2033	1,580,000	1,474,364
"PD", Series 2893, 5.0%, 2/15/2033	800,000	745,591
"OG", Series 2889, 5.0%, 5/15/2033	685,000	637,771
"PE", Series 2898, 5.0%, 5/15/2033	335,000	312,053
"ND", Series 2950, 5.0%, 6/15/2033	1,140,000	1,059,472
"BG", Series 2869, 5.0%, 7/15/2033	185,000	172,693
"PD", Series 2939, 5.0%, 7/15/2033	535,000	497,485
"KD", Series 2915, 5.0%, 9/15/2033	1,140,000	1,060,881
"HD", Series 3056, 5.0%, 2/15/2034	845,000	782,046
"KG", Series 2987, 5.0%, 12/15/2034	1,470,000	1,362,282
"CH", Series 2390, 5.5%, 12/15/2016	200,000	197,595
"PE", Series 2522, 5.5%, 3/15/2022	950,000	943,720
Federal National Mortgage Association:
"PE", Series 2005-44, 5.0%, 7/25/2033	300,000	278,223
"ME", Series 2005-14, 5.0%, 10/25/2033	1,525,000	1,416,115
"EG", Series 2005-22, 5.0%, 11/25/2033	750,000	696,030
"OG", Series 2001-69, 5.5%, 12/25/2016	750,000	743,026
"PG", Series 2002-3, 5.5%, 2/25/2017	500,000	495,329
"QC", Series 2002-11, 5.5%, 3/25/2017	290,000	287,474
"VD", Series 2002-56, 6.0%, 4/25/2020	54,762	54,660
"PM", Series 2001-60, 6.0%, 3/25/2030	31,843	31,763
"ZQ", Series G92-9, 7.0%, 12/25/2021	148,920	150,050
Government National Mortgage Association, "KA", Series 2002-5, 6.0%, 8/16/2026	20,460	20,419
Total Collateralized Mortgage Obligations (Cost $24,137,206)		23,209,591

Municipal Bonds and Notes 4.7%
Gainesville, FL, Post-Employment Benefits Obligation Revenue, Retiree Health Care Plan,4.6%, 10/1/2012 (c)	630,000	596,364
	Principal Amount ($)(a)	Value ($)

Georgia, Winder-Barrow Industrial Building Authority Revenue, Barrow County Economic Development, 5.65%, 10/1/2015 (c)	465,000	459,457
Hoboken, NJ, Core City General Obligation, 6.5%, 4/1/2026 (c)	1,900,000	2,013,392
Illinois, State General Obligation, 4.95%, 6/1/2023	195,000	176,611
Jicarilla, NM, Apache Nation Revenue, 144A, 3.85%, 12/1/2008	680,000	653,766
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	670,000	649,572
Los Angeles, CA, Community Redevelopment Agency, Financing Authority Revenue, Bunker Hill Project, Series B, 4.99%, 12/1/2012 (c)	680,000	655,234
Pittburgh, PA, Taxable General Obligation, Series A, 5.41%, 9/1/2007 (c)	1,240,000	1,237,198
Trenton, NJ, Core City General Obligation, School District Revenue, 4.7%, 4/1/2013 (c)	745,000	701,075
Union County, NJ, Improvement Authority, Student Loan Revenue, 5.29%, 4/1/2018 (c)	940,000	895,463
Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013 (c)	1,420,000	1,367,119
Washington, State Economic Development Finance Authority Revenue, CSC Tacoma LLC Project, Series A, 3.8%, 10/1/2011 (c)	550,000	506,813
Total Municipal Bonds and Notes (Cost $10,076,256)		9,912,064
	Principal Amount ($)(a)	Value ($)

US Treasury Obligations 13.2%
US Treasury Bonds:
6.0%, 2/15/2026 (b)	5,037,000	5,456,094
7.25%, 5/15/2016 (b)	930,000	1,076,839
7.5%, 11/15/2016	820,000	969,906
8.125%, 8/15/2019	300,000	379,805
US Treasury Notes:
2.875%, 11/30/2006 (b)	2,008,000	1,988,546
4.25%, 8/15/2013	430,000	407,962
4.25%, 11/15/2013 (b)	3,283,000	3,106,795
4.375%, 11/15/2008	420,000	412,814
4.5%, 11/15/2010 (b)	13,033,000	12,730,595
4.5%, 2/28/2011 (b)	1,496,000	1,458,717
Total US Treasury Obligations (Cost $28,829,181)		27,988,073
	Shares	Value ($)

Securities Lending Collateral 14.9%
Daily Assets Fund Institutional, 5.1% (d) (e) (Cost $31,410,769)	31,410,769	31,410,769

Cash Equivalents 2.5%
Cash Management QP Trust, 5.07% (f) (Cost $5,322,785)	5,322,785	5,322,785
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $249,259,389)+	115.0	243,429,310
Other Assets and Liabilities, Net	(15.0)	(31,718,539)
Net Assets	100.0	211,710,771

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2006.

+ The cost for federal income tax purposes was $249,368,885. At June 30, 2006, net unrealized depreciation for all securities based on tax cost was $5,939,575. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $262,002 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,201,577.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $30,941,093 which is 14.6% of net assets.

(c) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	0.3
Financial Guaranty Insurance Co.	0.8
Financial Security Assurance, Inc.	0.9
MBIA Corp.	1.5

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

(f) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Mortgage dollar rolls included.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in kind.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Federal Home Loan Mortgage Corp. issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

As of June 30, 2006, the Portfolio entered into the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
EUR	831,497	CAD	1,170,000	7/28/2006	15,247
CAD	610,000	EUR	549,475	7/28/2006	2,538
USD	542,287	EUR	436,000	7/28/2006	16,543
USD	13,745	EUR	11,000	7/28/2006	354
USD	962,331	EUR	770,000	7/28/2006	24,593
USD	538,715	EUR	426,000	7/28/2006	7,297
USD	540,032	EUR	426,000	7/28/2006	5,981
EUR	420,000	USD	539,700	7/28/2006	1,378
GBP	290,000	EUR	424,181	7/28/2006	1,854
CAD	610,000	EUR	433,139	7/28/2006	1,026
PLN	3,300,000	EUR	837,109	7/28/2006	1,565
EUR	410,000	GBP	282,996	7/28/2006	4,377
NOK	3,300,000	EUR	420,788	7/28/2006	6,846
GBP	289,576	EUR	422,000	7/28/2006	9,904
GBP	290,000	EUR	424,181	7/28/2006	5,216
HUF	110,000,000	EUR	411,831	7/28/2006	32,267
USD	538,379	JPY	61,600,000	7/28/2006	2,249
JPY	60,475,976	SGD	844,000	7/28/2006	4,040
JPY	60,000,000	USD	547,963	7/28/2006	21,377
JPY	59,000,000	USD	541,533	7/28/2006	23,723
JPY	59,000,000	USD	539,991	7/28/2006	22,182
JPY	62,000,000	USD	555,926	7/28/2006	11,787
USD	180	MXN	155,000	7/28/2006	180
USD	7,975	MXN	91,200	7/28/2006	53
USD	174,133	MXN	1,990,000	7/28/2006	1,056
MXN	3,330,000	USD	299,106	7/28/2006	5,952
MXN	22,945,000	USD	2,042,733	7/28/2006	22,788
MXN	2,100,000	USD	192,162	7/28/2006	7,290
MXN	1,700,000	USD	154,152	7/28/2006	4,494
MXN	1,780,000	USD	159,021	7/28/2006	2,320
NOK	3,300,000	EUR	420,788	7/28/2006	1,234
EUR	415,899	NOK	3,300,000	7/28/2006	9,773
PLN	1,600,000	EUR	412,382	7/28/2006	25,585
PLN	3,300,000	EUR	837,109	7/28/2006	31,755
EUR	817,692	PLN	3,330,000	7/28/2006	20,386
USD	2,265,420	SEK	16,840,000	7/28/2006	80,503
USD	326,899	SEK	2,360,000	7/28/2006	1,866
SEK	3,800,000	EUR	412,752	7/28/2006	3,560
SEK	3,800,000	USD	529,946	7/28/2006	581
USD	91,646	TRY	150,000	7/28/2006	1,934
TRY	300,000	USD	221,963	7/28/2006	34,803
Total net unrealized appreciation					478,457
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) ($)
USD	119,982	BRL	260,000	7/28/2006	(120)
USD	1,085,442	CAD	1,200,000	7/28/2006	(9,500)
CAD	1,180,000	USD	1,050,476	7/28/2006	(7,534)
CAD	1,200,000	USD	1,075,452	7/28/2006	(490)
USD	1,112,762	CNY	8,810,000	7/28/2006	(7,177)
EUR	420,000	USD	523,916	7/28/2006	(14,406)
EUR	831,497	CAD	1,170,000	7/28/2006	(31,949)
EUR	436,326	JPY	62,200,000	7/28/2006	(10,117)
HUF	110,000,000	EUR	411,831	7/28/2006	(1,083)
PLN	1,600,000	EUR	412,382	7/28/2006	(1,085)
SEK	3,900,000	EUR	415,943	7/28/2006	(4,671)
EUR	396,295	PLN	1,570,000	7/28/2006	(3,853)
EUR	412,557	HUF	110,000,000	7/28/2006	(2,359)
SEK	3,800,000	EUR	412,752	7/28/2006	(3,893)
EUR	415,899	NOK	3,300,000	7/28/2006	(11,587)
EUR	817,692	PLN	3,330,000	7/28/2006	(19,368)
GBP	610,000	USD	1,090,024	7/28/2006	(38,711)
EUR	410,000	GBP	282,996	7/28/2006	(6,230)
GBP	289,576	EUR	422,000	7/28/2006	(4,847)
EUR	412,557	HUF	110,000,000	7/28/2006	(29,755)
IDR	1,500,000,000	USD	160,342	7/28/2006	(1,593)
USD	2,257,860	JPY	256,170,000	7/28/2006	(9,601)
USD	546,248	JPY	59,800,000	7/28/2006	(21,418)
USD	549,381	JPY	60,500,000	7/28/2006	(18,407)
EUR	436,326	JPY	62,200,000	7/28/2006	(3,236)
JPY	120,000,000	USD	1,042,418	7/28/2006	(10,754)
USD	15,354	MXN	171,000	7/28/2006	(300)
USD	162,179	MXN	1,825,000	7/28/2006	(1,516)
USD	973,193	MXN	11,000,000	7/28/2006	(4,816)
USD	18,471	MXN	208,000	7/28/2006	(160)
EUR	396,295	PLN	1,570,000	7/28/2006	(9,480)
SEK	3,900,000	EUR	415,943	7/28/2006	(5,502)
SGD	860,000	USD	543,616	7/28/2006	(459)
JPY	60,475,976	SGD	844,000	7/28/2006	(851)
USD	2,977	TRY	4,000	7/28/2006	(482)
USD	5,537	TRY	8,680	7/28/2006	(122)
USD	119,987	TRY	187,000	7/28/2006	(3,325)
TRY	170,000	USD	104,442	7/28/2006	(1,615)
Total net unrealized depreciation					(302,372)
Currency Abbreviations

ARS Argentine Peso

BRL Brazilian Real

CAD Canadian Dollars

CNY Chinese Yuan Renminbi

EUR Euro

GBP British Pound

HUF Hungarian Forint

IDR Indonesian Rupiah

JPY Japanese Yen

MXN Mexican Peso

MYR Malaysian Ringgit

NOK Norwegian Krone

PEN Peruvian Nouveau Sol

PLN Polish Zloty

RUB Russian Ruble

SEK Swedish Krona

SGD Singapore Dollar

TRY New Turkish Lira

USD US Dollars

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $212,525,835), including $30,941,093 of securities loaned	$ 206,695,756
Investment in Daily Assets Fund Institutional (cost $31,410,769)*	31,410,769
Investment in Cash Management QP Trust (cost $5,322,785)	5,322,785
Total investments in securities, at value (cost $249,259,389)	243,429,310
Cash	957,348
Foreign currency, at value (cost $65,632)	65,486
Receivable for investments sold	990,107
Interest receivable	1,768,128
Receivable for Portfolio shares sold	29,323
Unrealized appreciation on forward foreign currency exchange contracts	478,457
Other assets	1,700
Total assets	247,719,859
Liabilities
Payable for Portfolio shares redeemed	54,530
Payable for investments purchased	3,182,435
Payable for investments purchased — mortgage dollar rolls	914,616
Payable upon return of securities loaned	31,410,769
Unrealized depreciation on forward foreign currency exchange contracts	302,372
Accrued management fee	7,836
Accrued distribution service fees (Class B)	207
Net payable on closed forward foreign exchange contracts	28,514
Other accrued expenses and payables	107,809
Total liabilities	36,009,088
Net assets, at value	$ 211,710,771
Net Assets
Net assets consist of: Undistributed net investment income	4,924,830
Net unrealized appreciation (depreciation) on: Investments	(5,830,079)
Foreign currency related transactions	144,788
Accumulated net realized gain (loss)	(1,923,195)
Paid-in capital	214,394,427
Net assets, at value	$ 211,710,771
Class A Net Asset Value, offering and redemption price per share ($210,602,991 ÷ 31,529,842 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.68
Class B Net Asset Value, offering and redemption price per share ($1,107,780 ÷ 166,017 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.67

* Represents collateral on securities loaned.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $1,813)	$ 5,435,000
Interest — Cash Management QP Trust	150,583
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	17,817
Dividends	5,896
Total Income	5,609,296
Expenses: Management fee	485,129
Administration fees	17,472
Custodian and accounting fees	79,027
Distribution service fees (Class B)	990
Record keeping fees (Class B)	547
Auditing	17,484
Legal	10,675
Trustees' fees and expenses	3,571
Reports to shareholders	78,966
Pricing service fee	43,860
Other	3,857
Total expenses before expense reductions	741,578
Expense reductions	(59,706)
Total expenses after expense reductions	681,872
Net investment income	4,927,424
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(1,834,056)
Foreign currency related transactions	163,817
(1,670,239)
Net unrealized appreciation (depreciation) during the period on: Investments	(4,469,569)
Foreign currency related transactions	130,034
(4,339,535)
Net gain (loss) on investment transactions	(6,009,774)
Net increase (decrease) in net assets resulting from operations	$ (1,082,350)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income	$ 4,927,424	$ 7,479,327
Net realized gain (loss) on investment transactions	(1,670,239)	(119,069)
Net unrealized appreciation (depreciation) during the period on investment transactions	(4,339,535)	(2,521,110)
Net increase (decrease) in net assets resulting from operations	(1,082,350)	4,839,148
Distributions to shareholders from: Net investment income: Class A	(7,979,436)	(6,383,141)
Class B	(26,938)	—
Net realized gains: Class A	(254,695)	(1,627,075)
Class B	(953)	—
Portfolio share transactions: Class A Proceeds from shares sold	24,679,956	52,731,670
Reinvestment of distributions	8,234,131	8,010,216
Cost of shares redeemed	(21,905,661)	(25,921,871)
Net increase (decrease) in net assets from Class A share transactions	11,008,426	34,820,015
Class B Proceeds from shares sold	699,740	473,041*
Reinvestment of distributions	27,891	—
Cost of shares redeemed	(45,652)	(15,935)*
Net increase (decrease) in net assets from Class B share transactions	681,979	457,106*
Increase (decrease) in net assets	2,346,033	32,106,053
Net assets at beginning of period	209,364,738	177,258,685
Net assets at end of period (including undistributed net investment income of $4,924,830 and $8,003,780, respectively)	$ 211,710,771	$ 209,364,738
Other Information
Class A Shares outstanding at beginning of period	29,892,841	24,873,210
Shares sold	3,620,053	7,554,171
Shares issued to shareholders in reinvestment of distributions	1,234,502	1,165,970
Shares redeemed	(3,217,554)	(3,700,510)
Net increase (decrease) in Class A shares	1,637,001	5,019,631
Shares outstanding at end of period	31,529,842	29,892,841
Class B Shares outstanding at beginning of period	66,058	—
Shares sold	102,389	68,350*
Shares issued to shareholders in reinvestment of distributions	4,182	—
Shares redeemed	(6,612)	(2,292)*
Net increase (decrease) in Class B shares	99,959	66,058*
Shares outstanding at end of period	166,017	66,058

* For the period May 2, 2005 (commencement of operations of Class B shares) to December 31, 2005.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.99	$ 7.13	$ 7.04	$ 6.98	$ 6.89	$ 6.78
Income (loss) from investment operations: Net investment income[c]	.16	.29	.29	.26	.34	.38
Net realized and unrealized gain (loss) on investment transactions	(.19)	(.10)	.08	.09	.17	.00
Total from investment operations	(.03)	.19	.37	.35	.51	.38
Less distributions from: Net investment income	(.27)	(.26)	(.28)	(.29)	(.42)	(.27)
Net realized gain on investment transactions	(.01)	(.07)	—	—	—	—
Total distributions	(.28)	(.33)	(.28)	(.29)	(.42)	(.27)
Net asset value, end of period	$ 6.68	$ 6.99	$ 7.13	$ 7.04	$ 6.98	$ 6.89
Total Return (%)	(.50)f**	2.60	5.38	5.06	7.66	5.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	211	209	177	176	165	182
Ratio of expenses before expense reductions (%)	.70*	.68	.60	.58	.55	.58[d]
Ratio of expenses after expense reductions (%)	.64*	.68	.60	.58	.55	.57[d]
Ratio of net investment income (%)	4.69*	4.11	4.18	3.78	5.03	5.47
Portfolio turnover rate (%)	212e*	187[e]	223[e]	242[e]	262[e]	169[e]

[a] For the six months ended June 30, 2006 (Unaudited).

[b] As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

[c] Based on average shares outstanding during the period.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .57% and .57%, respectively.

[e] The portfolio turnover rate including mortgage dollar roll transactions was 219%, 197%, 245%, 286%, 276% and 193% for the periods ended June 30, 2006, December 31, 2005, December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001, respectively.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized

Class B	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.97	$ 6.88
Income (loss) from investment operations: Net investment income[c]	.15	.18
Net realized and unrealized gain (loss) on investment transactions	(.20)	(.09)
Total from investment operations	(.05)	.09
Less distributions from: Net investment income	(.24)	—
Net realized gain on investment transactions	(.01)	—
Total distributions	(.25)	—
Net asset value, end of period	$ 6.67	$ 6.97
Total Return (%)	(.73)e**	1.31**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.5
Ratio of expenses, before expense reductions (%)	1.09*	1.04*
Ratio of expenses, after expense reductions (%)	1.01*	1.04*
Ratio of net investment income (%)	4.32*	3.86*
Portfolio turnover rate (%)	212d*	187[d]

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period May 2, 2005 (commencement of operations of Class B shares) to December 31, 2005.

[c] Based on average shares outstanding during the period.

[d] The portfolio turnover rate including mortgage dollar roll transactions was 219% and 197% for the periods ended June 30, 2006 and December 31, 2005, respectively.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS Growth & Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,000.20	$ 997.70
Expenses Paid per $1,000*	$ 2.68	$ 4.41
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,022.12	$ 1,020.38
Expenses Paid per $1,000*	$ 2.71	$ 4.46

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Growth & Income VIP	.54%	.89%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2006

DWS Growth & Income VIP

The broad equity market, as measured by the S&P 500 Index, had a return of 2.71% for the six-month period ended June 30, 2006. Value stocks, measured by the Russell 1000 Value Index, performed much better than growth stocks, measured by the Russell 1000 Growth Index, which had a negative return for the six-month period. With a return of 0.02% (Class A shares, unadjusted for contract charges), the portfolio underperformed its benchmark, the S&P 500 Index, for the six-month period.

Since sector weights of this portfolio are maintained quite close to those of the S&P 500 Index, essentially all differences in return between the Portfolio and the index result from stock selection. Stock selection in the information technology sector, which was the worst performing of the 10 sectors in the index, was a major cause of underperformance, particularly large positions in eBay, Inc. and QUALCOMM, Inc. The health care sector also hurt performance, particularly one of the largest holdings, UnitedHealth Group, Inc. In the industrials sector, a big detractor was an overweight in Tyco International Ltd.

The best performance was in the financials sector, where an emphasis on capital markets holdings was balanced by an underweight in insurance. The Goldman Sachs Group Inc., Morgan Stanley and Wells Fargo & Co. were positions that added significantly to performance. Other overweighted stocks that helped performance were Hess Corp. in the energy group and aircraft manufacturer Boeing Co.

Although this portfolio's performance for the first half of 2006 was disappointing, we believe that our rigorous stock selection process, which combines quantitative analysis with qualitative research and the judgment of capable analysts and portfolio managers, may help us to generate strong risk-adjusted returns over time.

Theresa Gusman Sal Bruno
Lead Portfolio Manager Gregory Y. Sivin, CFA
Portfolio Managers

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific information regarding its investments and risk profile.

The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Growth & Income VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	12/31/05

Common Stocks	98%	99%
Cash Equivalents	1%	1%
Exchange Traded Fund	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/06	12/31/05

Financials	21%	21%
Information Technology	15%	15%
Health Care	13%	13%
Industrials	12%	12%
Consumer Discretionary	10%	11%
Energy	10%	9%
Consumer Staples	10%	10%
Utilities	3%	3%
Telecommunication Services	3%	3%
Materials	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 32. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Growth & Income VIP

	Shares	Value ($)

Common Stocks 98.0%
Consumer Discretionary 10.1%
Automobiles 0.8%
Toyota Motor Corp. (ADR)	25,330	2,649,265
Hotels Restaurants & Leisure 2.0%
McDonald's Corp.	117,040	3,932,544
Starwood Hotels & Resorts Worldwide, Inc.	36,920	2,227,753
		6,160,297
Household Durables 1.1%
Black & Decker Corp.	41,290	3,487,353
Media 2.5%
Comcast Corp. "A"*	34,550	1,131,167
News Corp. "A"	139,250	2,670,815
Omnicom Group, Inc.	14,620	1,302,496
Time Warner, Inc.	72,330	1,251,309
Walt Disney Co.	48,160	1,444,800
		7,800,587
Multiline Retail 1.8%
Federated Department Stores, Inc.	56,510	2,068,266
J.C. Penney Co., Inc.	52,920	3,572,629
		5,640,895
Specialty Retail 0.7%
Staples, Inc.	91,345	2,221,510
Textiles, Apparel & Luxury Goods 1.2%
Coach, Inc.*	68,040	2,034,396
Polo Ralph Lauren Corp.	32,500	1,784,250
		3,818,646
Consumer Staples 9.5%
Beverages 4.0%
Coca-Cola Co.	108,090	4,650,032
PepsiCo, Inc.	130,150	7,814,206
		12,464,238
Food Products 0.6%
Kellogg Co.	37,180	1,800,628
Household Products 3.3%
Procter & Gamble Co.	188,350	10,472,260
Tobacco 1.6%
Altria Group, Inc.	68,010	4,993,974
Energy 9.6%
Energy Equipment & Services 1.8%
Cameron International Corp.*	54,600	2,608,242
Schlumberger Ltd.	45,460	2,959,900
		5,568,142
Oil, Gas & Consumable Fuels 7.8%
ExxonMobil Corp.	172,884	10,606,433
Hess Corp.	69,350	3,665,148
Marathon Oil Corp.	7,600	633,080
Occidental Petroleum Corp.	46,230	4,740,887
Talisman Energy, Inc.	93,580	1,635,778
Valero Energy Corp.	48,300	3,212,916
		24,494,242
	Shares	Value ($)

Financials 21.0%
Capital Markets 14.0%
Bank of New York Co., Inc.	194,730	6,270,306
Lehman Brothers Holdings, Inc.	108,560	7,072,684
Mellon Financial Corp.	83,670	2,880,758
Merrill Lynch & Co., Inc.	113,650	7,905,494
Morgan Stanley	113,080	7,147,787
The Goldman Sachs Group, Inc.	53,780	8,090,126
UBS AG	40,330	4,424,201
		43,791,356
Commercial Banks 3.9%
Unibanco — Uniao de Bancos Brasileiros SA (ADR)	25,260	1,677,011
Wachovia Corp.	63,470	3,432,458
Wells Fargo & Co.	105,890	7,103,101
		12,212,570
Diversified Financial Services 1.9%
Bank of America Corp.	124,250	5,976,425
Insurance 1.2%
MetLife, Inc.	75,500	3,866,355
Health Care 12.3%
Biotechnology 0.7%
Amgen, Inc.*	36,030	2,350,237
Health Care Equipment & Supplies 3.1%
Baxter International, Inc.	159,720	5,871,307
C.R. Bard, Inc.	51,180	3,749,447
		9,620,754
Health Care Providers & Services 3.5%
Cardinal Health, Inc.	40,560	2,609,225
Caremark Rx, Inc.*	32,680	1,629,752
UnitedHealth Group, Inc.	94,370	4,225,888
WellPoint, Inc.*	35,770	2,602,983
		11,067,848
Life Sciences Tools & Services 0.5%
Fisher Scientific International, Inc.*	22,444	1,639,534
Pharmaceuticals 4.5%
Abbott Laboratories	103,640	4,519,740
AstraZeneca PLC (ADR)	18,110	1,083,340
Johnson & Johnson	58,700	3,517,304
Novartis AG (ADR)	91,530	4,935,298
		14,055,682
Industrials 11.4%
Aerospace & Defense 3.1%
Boeing Co.	60,870	4,985,861
United Technologies Corp.	72,390	4,590,974
		9,576,835
Electrical Equipment 1.1%
Emerson Electric Co.	39,680	3,325,581
Industrial Conglomerates 6.0%
General Electric Co.	368,490	12,145,430
Tyco International Ltd.	241,340	6,636,850
		18,782,280
	Shares	Value ($)

Machinery 0.9%
PACCAR, Inc.	36,020	2,967,328
Road & Rail 0.3%
Canadian National Railway Co.	22,340	977,375
Information Technology 14.8%
Communications Equipment 4.0%
Cisco Systems, Inc.*	269,420	5,261,773
Motorola, Inc.	126,550	2,549,982
QUALCOMM, Inc.	118,770	4,759,114
		12,570,869
Computers & Peripherals 1.3%
Apple Computer, Inc.*	24,030	1,372,594
International Business Machines Corp.	33,970	2,609,575
		3,982,169
Internet Software & Services 2.7%
eBay, Inc.*	156,200	4,575,098
Google, Inc. "A"*	9,030	3,786,550
		8,361,648
IT Services 1.6%
Automatic Data Processing, Inc.	108,040	4,899,614
Semiconductors & Semiconductor Equipment 2.2%
Applied Materials, Inc.	156,900	2,554,332
ASML Holding NV (NY Shares) (Registered)*	143,530	2,902,177
Maxim Integrated Products, Inc.	50,910	1,634,720
		7,091,229
Software 3.0%
Adobe Systems, Inc.*	92,180	2,798,585
Electronic Arts, Inc.*	21,660	932,246
Microsoft Corp.	244,050	5,686,365
		9,417,196
Materials 2.9%
Chemicals 0.8%
Dow Chemical Co.	65,840	2,569,735
Metals & Mining 1.6%
Alcan, Inc.	30,390	1,426,507
Companhia Vale do Rio Doce (ADR)	103,000	2,476,120
Mittal Steel Co. NV "A" (NY Shares) (Registered) (a)	41,440	1,264,334
		5,166,961
	Shares	Value ($)

Paper & Forest Products 0.5%
Weyerhaeuser Co.	22,960	1,429,260
Telecommunication Services 3.1%
Diversified Telecommunication Services 1.6%
AT&T, Inc.	178,500	4,978,365
Wireless Telecommunication Services 1.5%
American Tower Corp. "A"*	49,850	1,551,332
Sprint Nextel Corp.	157,280	3,144,027
		4,695,359
Utilities 3.3%
Electric Utilities 2.3%
Allegheny Energy, Inc.*	70,470	2,612,323
Exelon Corp.	49,070	2,788,648
FPL Group, Inc.	44,880	1,857,135
		7,258,106
Independent Power Producers & Energy Traders 1.0%
TXU Corp.	50,960	3,046,898
Total Common Stocks (Cost $285,863,284)		307,249,606

Exchange Traded Fund 1.4%
SPDR Trust Series 1 (a) (Cost $4,289,026)	33,200	4,225,696

Securities Lending Collateral 1.0%
Daily Assets Fund Institutional, 5.1% (b) (c) (Cost $3,240,600)	3,240,600	3,240,600

Cash Equivalents 1.0%
Cash Management QP Trust, 5.07% (d) (Cost $3,074,557)	3,074,557	3,074,557
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $296,467,467)+	101.4	317,790,459
Other Assets and Liabilities, Net	(1.4)	(4,293,078)
Net Assets	100.0	313,497,381

* Non-income producing security.

+ The cost for federal income tax purposes was $297,859,939. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $19,930,520. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $29,688,463 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,757,943.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $3,170,736 which is 1.0% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities As of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $290,152,310), including $3,170,736 of securities loaned	$ 311,475,302
Investment in Daily Assets Fund Institutional (cost $3,240,600)	3,240,600
Investment in Cash Management QP Trust (cost $3,074,557)	3,074,557
Total investments in securities, at value (cost $296,467,467)	317,790,459
Cash	22,151
Foreign currency at value (cost $2,729)	2,717
Receivable for Portfolio shares sold	101,917
Receivable for investments sold	1,035,549
Dividends receivable	341,865
Interest receivable	12,260
Foreign taxes recoverable	23,336
Other assets	4,423
Total assets	319,334,677
Liabilities
Payable for Portfolio shares redeemed	94,993
Payable for investments purchased	2,311,838
Payable upon return of securities loaned	3,240,600
Accrued management fee	84,619
Accrued distribution service fees (Class B)	8,968
Other accrued expenses and payables	96,278
Total liabilities	5,837,296
Net assets, at value	$ 313,497,381
Net Assets
Net assets consist of: Undistributed net investment income	1,446,630
Net unrealized appreciation (depreciation) on: Investments	21,322,992
Foreign currency related transactions	(86)
Accumulated net realized gain (loss)	(21,308,238)
Paid-in capital	312,036,083
Net assets, at value	$ 313,497,381
Class A Net Asset Value, offering and redemption price per share ($268,025,250 ÷ 27,843,423 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.63
Class B Net Asset Value, offering and redemption price per share ($45,472,131 ÷ 4,735,571 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.60
Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $23,514)	$ 2,524,591
Interest — Cash Management QP Trust	45,896
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	10,987
Total Income	2,581,474
Expenses: Management fee	740,073
Administration fees	25,528
Custodian and accounting fees	50,889
Distribution service fees (Class B)	58,572
Record keeping fees (Class B)	28,757
Auditing	19,162
Legal	34,473
Trustees' fees and expenses	6,195
Reports to shareholders	29,794
Other	16,865
Total expenses before expense reductions	1,010,308
Expense reductions	(50,169)
Total expenses after expense reductions	960,139
Net investment income (loss)	1,621,335
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	11,113,561
Written options	179,316
11,292,877
Net unrealized appreciation (depreciation) during the period on: Investments	(12,599,734)
Foreign currency related transactions	(86)
(12,599,820)
Net gain (loss) on investment transactions	(1,306,943)
Net increase (decrease) in net assets resulting from operations	$ 314,392

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 1,621,335	$ 2,961,943
Net realized gain (loss) on investment transactions	11,292,877	23,989,845
Net unrealized appreciation (depreciation) during the period on investment transactions	(12,599,820)	(2,140,631)
Net increase (decrease) in net assets resulting from operations	314,392	24,811,157
Distributions to shareholders from: Net investment income: Class A	(2,664,327)	(2,208,887)
Class B	(286,921)	(336,934)
Portfolio share transactions: Class A Proceeds from shares sold	9,730,662	45,563,045
Net assets acquired in tax-free reorganization	—	99,119,857
Reinvestment of distributions	2,664,327	2,208,887
Cost of shares redeemed	(36,416,251)	(43,761,424)
Net increase (decrease) in net assets from Class A share transactions	(24,021,262)	103,130,365
Class B Proceeds from shares sold	2,146,620	16,893,009
Net assets acquired in tax-free reorganization	—	10,376,860
Reinvestment of distributions	286,921	336,934
Cost of shares redeemed	(3,870,881)	(16,154,081)
Net increase (decrease) in net assets from Class B share transactions	(1,437,340)	11,452,722
Increase (decrease) in net assets	(28,095,458)	136,848,423
Net assets at beginning of period	341,592,839	204,744,416
Net assets at end of period (including undistributed net investment income of $1,446,630 and $2,776,543, respectively)	$ 313,497,381	$ 341,592,839
Other Information
Class A Shares outstanding at beginning of period	30,277,518	18,483,989
Shares sold	991,551	4,876,623
Shares issued in tax-free reorganization	—	11,366,540
Shares issued to shareholders in reinvestment of distributions	265,107	253,023
Shares redeemed	(3,690,753)	(4,702,657)
Net increase (decrease) in Class A shares	(2,434,095)	11,793,529
Shares outstanding at end of period	27,843,423	30,277,518
Class B Shares outstanding at beginning of period	4,883,742	3,576,021
Shares sold	216,851	1,896,063
Shares issued in tax-free reorganization	—	1,191,379
Shares issued to shareholders in reinvestment of distributions	28,606	38,684
Shares redeemed	(393,628)	(1,818,405)
Net increase (decrease) in Class B shares	(148,171)	1,307,721
Shares outstanding at end of period	4,735,571	4,883,742

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.72	$ 9.29	$ 8.50	$ 6.77	$ 8.90	$ 10.38
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.10	.12	.07	.07	.09
Net realized and unrealized gain (loss) on investment transactions	(.04)	.45	.74	1.74	(2.12)	(1.23)
Total from investment operations	.01	.55	.86	1.81	(2.05)	(1.14)
Less distributions from: Net investment income	(.10)	(.12)	(.07)	(.08)	(.08)	(.12)
Net realized gain on investment transactions	—	—	—	—	—	(.22)
Total distributions	(.10)	(.12)	(.07)	(.08)	(.08)	(.34)
Net asset value, end of period	$ 9.63	$ 9.72	$ 9.29	$ 8.50	$ 6.77	$ 8.90
Total Return (%)	.02[d]**	6.07[d]	10.16	26.74	(23.13)	(11.30)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	268	294	172	161	135	185
Ratio of expenses before expense reductions (%)	.57*	.57	.56	.59	.57	.57[c]
Ratio of expenses after expense reductions (%)	.54*	.54	.56	.59	.57	.56[c]
Ratio of net investment income (loss) (%)	1.05*	1.10	1.37	.91	.92	.94
Portfolio turnover rate (%)	116*	115	33	37	66	67

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .56% and .56%, respectively.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized

Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.68	$ 9.25	$ 8.47	$ 6.75	$ 8.87	$ 10.35
Income (loss) from investment operations: Net investment income (loss)[b]	.03	.07	.09	.05	.05	.06
Net realized and unrealized gain (loss) on investment transactions	(.05)	.45	.73	1.73	(2.12)	(1.23)
Total from investment operations	(.02)	.52	.82	1.78	(2.07)	(1.17)
Less distributions from: Net investment income	(.06)	(.09)	(.04)	(.06)	(.05)	(.09)
Net realized gain on investment transactions	—	—	—	—	—	(.22)
Total distributions	(.06)	(.09)	(.04)	(.06)	(.05)	(.31)
Net asset value, end of period	$ 9.60	$ 9.68	$ 9.25	$ 8.47	$ 6.75	$ 8.87
Total Return (%)	(.23)[d]**	5.73[d]	9.78	26.55	(23.40)	(11.56)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	47	33	18	7	10
Ratio of expenses before expense reductions (%)	.94*	.95	.89	.85	.82	.82[c]
Ratio of expenses after expense reductions (%)	.89*	.89	.89	.85	.82	.81[c]
Ratio of net investment income (loss) (%)	.70*	.75	1.04	.65	.67	.69
Portfolio turnover rate (%)	116*	115	33	37	66	67

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .81% and .81%, respectively.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS Capital Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 993.10	$ 991.70
Expenses Paid per $1,000*	$ 2.42	$ 4.25
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1.022.36	$ 1.020.53
Expenses Paid per $1,000*	$ 2.46	$ 4.31

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Capital Growth VIP	.49%	.86%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2006

DWS Capital Growth VIP

Investors' concerns about inflation and rising interest rates created a high level of uncertainty during the first six months of 2006. Nonethless, the broad equity market, as measured by the S&P 500 Index, had a return of 2.71% for the period. With a return of -0.69% (Class A shares, unadjusted for contract charges) for the first half of 2006, the Portfolio outperformed the Russell 1000 Growth Index, which posted a return of -0.93%, but underperformed its other benchmark, the S&P 500 Index.

The chief positive driver of the Portfolio's performance, both on an absolute basis and relative to its benchmarks, was an overweight in energy. This positioning, which we have maintained for some time, is based on our belief that chronic underinvestment in the exploration for and production of new oil reserves creates long-term growth opportunities. Energy holdings that were particularly strong in the first half of 2006 were Schlumberger, Ltd.,

Since technology stocks performed poorly, the Portfolio's overweight in the technology sector had a negative effect on performance. Holdings in this sector that hurt performance include eBay, Inc., Apple Computer, Inc. and EMC Corp. In health care, stock selection hurt performance, especially positions in UnitedHealth Group, Inc. and Genentech, Inc., two innovative companies that weakened on profit taking after performing exceptionally well during 2005.

Despite the considerable uncertainty surrounding the equity market, we remain cautiously optimistic. Although past performance is no guarantee of future results, historically, high-quality companies such as those in this Portfolio have been the best performers in the later stages of economic expansions. We believe that our style of large cap growth management, with a high level of diversification across market sectors, may enable us to produce consistent, competitive returns.

Julie M. Van Cleave, CFA Jack A. Zehner
Lead Portfolio Manager Thomas J. Schmid, CFA
Portfolio Managers

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific information regarding its investments and risk profile.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000 Index is an unmanaged, price-only index of the 1,000 largest-capitalization companies that are domiciled in the United States and whose common stocks are traded there.

Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Capital Growth VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	12/31/05

Common Stocks	98%	98%
Cash Equivalents	2%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/06	12/31/05

Information Technology	22%	25%
Health Care	19%	21%
Energy	16%	14%
Consumer Staples	13%	12%
Consumer Discretionary	11%	11%
Industrials	10%	9%
Financials	8%	7%
Materials	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 40. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Capital Growth VIP

	Shares	Value ($)

Common Stocks 98.4%
Consumer Discretionary 10.3%
Automobiles 1.0%
Harley-Davidson, Inc.	186,600	10,242,474
Hotels Restaurants & Leisure 1.0%
Starbucks Corp.*	267,800	10,112,128
Household Durables 0.8%
Fortune Brands, Inc.	110,400	7,839,504
Media 2.8%
McGraw-Hill Companies, Inc.	276,100	13,868,503
Omnicom Group, Inc.	156,840	13,972,876
		27,841,379
Multiline Retail 2.4%
Kohl's Corp.*	131,500	7,774,280
Target Corp.	330,300	16,141,761
		23,916,041
Specialty Retail 2.3%
Best Buy Co., Inc.	89,200	4,891,728
Lowe's Companies, Inc.	97,100	5,891,057
Staples, Inc.	526,100	12,794,752
		23,577,537
Consumer Staples 13.3%
Beverages 3.7%
Diageo PLC	581,570	9,781,127
PepsiCo, Inc.	461,150	27,687,446
		37,468,573
Food & Staples Retailing 3.1%
Wal-Mart Stores, Inc.	279,190	13,448,582
Walgreen Co.	389,800	17,478,632
		30,927,214
Food Products 3.4%
Dean Foods Co.*	220,400	8,196,676
Groupe Danone	76,933	9,776,158
Kellogg Co.	214,500	10,388,235
The Hershey Co.	110,300	6,074,221
		34,435,290
Household Products 3.1%
Colgate-Palmolive Co.	150,240	8,999,376
Procter & Gamble Co.	387,400	21,539,440
		30,538,816
Energy 15.9%
Energy Equipment & Services 8.3%
Baker Hughes, Inc.	257,100	21,043,635
Halliburton Co.	149,200	11,072,132
Noble Corp.	122,100	9,086,682
Schlumberger Ltd.	361,900	23,563,309
Transocean, Inc.*	233,040	18,717,773
		83,483,531
Oil, Gas & Consumable Fuels 7.6%
ConocoPhillips	275,860	18,077,106
Devon Energy Corp.	265,000	16,008,650
EOG Resources, Inc.	223,400	15,490,556
	Shares	Value ($)

Hugoton Royalty Trust	2	59
Valero Energy Corp.	266,600	17,734,232
XTO Energy, Inc.	206,266	9,131,396
		76,441,999
Financials 7.7%
Capital Markets 3.1%
Lehman Brothers Holdings, Inc.	134,600	8,769,190
Merrill Lynch & Co., Inc.	149,000	10,364,440
The Goldman Sachs Group, Inc.	82,700	12,440,561
		31,574,191
Consumer Finance 1.0%
American Express Co.	178,500	9,499,770
Diversified Financial Services 1.8%
Bank of America Corp.	271,900	13,078,390
Citigroup, Inc.	110,599	5,335,296
		18,413,686
Insurance 1.8%
AFLAC, Inc.	253,500	11,749,725
Genworth Financial, Inc. "A"	179,200	6,243,328
		17,993,053
Health Care 18.2%
Biotechnology 5.6%
Amgen, Inc.*	166,050	10,831,441
Genentech, Inc.*	308,300	25,218,940
Gilead Sciences, Inc.*	350,700	20,747,412
		56,797,793
Health Care Equipment & Supplies 4.3%
Baxter International, Inc.	236,000	8,675,360
Boston Scientific Corp.*	170,700	2,874,588
C.R. Bard, Inc.	102,200	7,487,172
Medtronic, Inc.	257,200	12,067,824
Zimmer Holdings, Inc.*	212,340	12,043,925
		43,148,869
Health Care Providers & Services 2.4%
UnitedHealth Group, Inc.	537,500	24,069,250
Pharmaceuticals 5.9%
Abbott Laboratories	374,100	16,314,501
Eli Lilly & Co.	121,900	6,737,413
Johnson & Johnson	536,886	32,170,209
Teva Pharmaceutical Industries Ltd. (ADR)	127,100	4,015,089
		59,237,212
Industrials 9.5%
Aerospace & Defense 2.5%
United Technologies Corp.	396,800	25,165,056
Air Freight & Logistics 1.5%
FedEx Corp.	128,100	14,969,766
Electrical Equipment 1.4%
Emerson Electric Co.	168,900	14,155,509
Industrial Conglomerates 3.0%
General Electric Co.	899,690	29,653,782
	Shares	Value ($)

Machinery 1.1%
Caterpillar, Inc.	151,100	11,253,928
Information Technology 21.9%
Communications Equipment 2.6%
Cisco Systems, Inc.*	692,420	13,522,962
QUALCOMM, Inc.	315,500	12,642,085
		26,165,047
Computers & Peripherals 3.4%
Apple Computer, Inc.*	237,000	13,537,440
EMC Corp.*	878,500	9,637,145
International Business Machines Corp.	142,900	10,977,578
		34,152,163
Internet Software & Services 2.5%
eBay, Inc.*	282,700	8,280,283
Google, Inc. "A"*	17,800	7,464,074
Yahoo!, Inc.* (a)	284,350	9,383,550
		25,127,907
IT Services 3.0%
Accenture Ltd. "A"	428,700	12,140,784
Fiserv, Inc.*	186,500	8,459,640
Paychex, Inc.	252,400	9,838,552
		30,438,976
Semiconductors & Semiconductor Equipment 5.6%
Broadcom Corp. "A"*	471,200	14,159,560
Intel Corp.	541,990	10,270,711
Linear Technology Corp.	281,530	9,428,440
Maxim Integrated Products, Inc.	269,400	8,650,434
Texas Instruments, Inc.	452,050	13,692,594
		56,201,739
	Shares	Value ($)

Software 4.8%
Adobe Systems, Inc.*	282,600	8,579,736
Electronic Arts, Inc.*	195,800	8,427,232
Microsoft Corp.	1,326,880	30,916,304
		47,923,272
Materials 1.1%
Chemicals
Ecolab, Inc.	261,700	10,619,786
Utilities 0.5%
Independent Power Producers & Energy Traders
TXU Corp.	83,500	4,992,465
Total Common Stocks (Cost $725,485,950)		988,377,706

Securities Lending Collateral 0.9%
Daily Assets Fund Institutional, 5.1% (b) (c) (Cost $9,010,000)	9,010,000	9,010,000

Cash Equivalents 2.1%
Cash Management QP Trust, 5.07% (d) (Cost $21,095,046)	21,095,046	21,095,046
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $755,590,996)+	101.4	1,018,482,752
Other Assets and Liabilities, Net	(1.4)	(13,882,859)
Net Assets	100.0	1,004,599,893

* Non-income producing security.

+ The cost for federal income tax purposes was $759,386,764. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $259,095,988. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $282,095,613 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,999,625.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $8,737,050 which is 0.9% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $725,485,950), including $8,737,050 of securities loaned	$ 988,377,706
Investment in Daily Assets Fund Institutional (cost $9,010,000)*	9,010,000
Investment in Cash Management QP Trust (cost $21,095,046)	21,095,046
Total investments in securities, at value (cost $755,590,996)	1,018,482,752
Cash	10,000
Foreign currency, at value (cost $22,243)	22,485
Dividends receivable	477,610
Interest receivable	43,496
Receivable for investments sold	5,546,707
Receivable for Portfolio shares sold	489,868
Other assets	19,163
Total assets	1,025,092,081
Liabilities
Payable for Portfolio shares redeemed	720,050
Payable for investments purchased	10,434,957
Payable upon return of securities loaned	9,010,000
Accrued management fee	231,129
Accrued distribution fees (Class B)	13,745
Other accrued expenses and payables	82,307
Total liabilities	20,492,188
Net assets, at value	$ 1,004,599,893
Net Assets
Net assets consist of: Undistributed net investment income	3,323,311
Net unrealized appreciation (depreciation) on: Investments	262,891,756
Foreign currency related transactions	(115)
Accumulated net realized gain (loss)	(367,794,102)
Paid-in capital	1,106,179,043
Net assets, at value	$ 1,004,599,893
Class A Net Asset Value, offering and redemption price per share ($933,555,559 ÷ 55,955,164 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 16.68
Class B Net Asset Value, offering and redemption price per share ($71,044,334 ÷ 4,271,600 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 16.63

* Represents collateral on securities loaned.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $22,779)	$ 6,064,768
Interest — Cash Management QP Trust	262,385
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	14,388
Total Income	6,341,541
Expenses: Management fee	2,367,881
Administration fees	82,307
Custodian and accounting fees	103,273
Distribution service fees (Class B)	91,500
Record keeping fees (Class B)	50,121
Auditing	17,385
Legal	28,502
Trustees' fees and expenses	13,470
Reports to shareholders	88,863
Other	45,181
Total expenses before expense reductions	2,888,483
Expense reductions	(130,147)
Total expenses after expense reductions	2,758,336
Net investment income (loss)	3,583,205
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,166,205
Foreign currency related transactions	(102,856)
3,063,349
Net unrealized appreciation (depreciation) during the period on investments	(12,900,430)
Foreign currency related transactions	(115)
(12,900,545)
Net gain (loss) on investment transactions	(9,837,196)
Net increase (decrease) in net assets resulting from operations	$ (6,253,991)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 3,583,205	$ 5,641,371
Net realized gain (loss) on investment transactions	3,063,349	28,741,011
Net unrealized appreciation (depreciation) during the period on investment transactions	(12,900,545)	68,936,129
Net increase (decrease) in net assets resulting from operations	(6,253,991)	103,318,511
Distributions to shareholders from: Net investment income: Class A	(5,636,032)	(6,678,103)
Class B	(141,341)	(143,508)
Portfolio share transactions: Class A Proceeds from shares sold	9,425,995	32,068,877
Net assets acquired in tax-free reorganization	—	335,682,359
Reinvestment of distributions	5,636,032	6,678,103
Cost of shares redeemed	(101,789,598)	(130,607,217)
Net increase (decrease) in net assets from Class A share transactions	(86,727,571)	243,822,122
Class B Proceeds from shares sold	5,092,145	47,750,588
Net assets acquired in tax-free reorganization	—	44,685,282
Reinvestment of distributions	141,341	143,508
Cost of shares redeemed	(6,560,364)	(49,704,968)
Net increase (decrease) in net assets from Class B share transactions	(1,326,878)	42,874,410
Increase (decrease) in net assets	(100,085,813)	383,193,432
Net assets at beginning of period	1,104,685,706	721,492,274
Net assets at end of period (including undistributed net investment income of $3,323,311 and $5,517,479, respectively)	$ 1,004,599,893	$ 1,104,685,706
Other Information
Class A Shares outstanding at beginning of period	61,042,375	44,544,616
Shares sold	548,811	1,996,443
Shares issued in tax-free reorganization	—	22,200,595
Shares issued to shareholders in reinvestment of distributions	322,982	441,966
Shares redeemed	(5,959,004)	(8,141,245)
Net increase (decrease) in Class A shares	(5,087,211)	16,497,759
Shares outstanding at end of period	55,955,164	61,042,375
Class B Shares outstanding at beginning of period	4,353,863	1,503,725
Shares sold	296,316	3,152,024
Shares issued in tax-free reorganization	—	2,963,218
Shares issued to shareholders in reinvestment of distributions	8,123	9,523
Shares redeemed	(386,702)	(3,274,627)
Net increase (decrease) in Class B shares	(82,263)	2,850,138
Shares outstanding at end of period	4,271,600	4,353,863

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 16.90	$ 15.67	$ 14.59	$ 11.54	$ 16.36	$ 23.07
Income (loss) from investment operations: Net investment income (loss)[b]	.06	.10	.14	.08	.05	.05
Net realized and unrealized gain (loss) on investment transactions	(.18)	1.29	1.02	3.03	(4.82)	(4.21)
Total from investment operations	(.12)	1.39	1.16	3.11	(4.77)	(4.16)
Less distributions from: Net investment income	(.10)	(.16)	(.08)	(.06)	(.05)	(.08)
Net realized gain on investment transactions	—	—	—	—	—	(2.47)
Total distributions	(.10)	(.16)	(.08)	(.06)	(.05)	(2.55)
Net asset value, end of period	$ 16.68	$ 16.90	$ 15.67	$ 14.59	$ 11.54	$ 16.36
Total Return (%)	(.69)d**	8.96[d]	7.99	26.89	(29.18)	(19.36)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	934	1,031	698	705	558	866
Ratio of expenses before expense reductions (%)	.51*	.50	.50	.51	.51	.52[c]
Ratio of expenses after expense reductions (%)	.49*	.49	.50	.51	.51	.50[c]
Ratio of net investment income (loss) (%)	.69*	.61	.98	.61	.38	.27
Portfolio turnover rate (%)	15*	17	15	13	25	33

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .50% and .50%, respectively.

[d] Total return would have been less had certain expenses not been reduced.

* Annualized ** Not annualized

Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 16.81	$ 15.59	$ 14.52	$ 11.49	$ 16.29	$ 23.00
Income (loss) from investment operations: Net investment income (loss)[b]	.03	.04	.09	.03	.02	.00[c]
Net realized and unrealized gain (loss) on investment transactions	(.18)	1.28	1.01	3.02	(4.81)	(4.21)
Total from investment operations	(.15)	1.32	1.10	3.05	(4.79)	(4.21)
Less distributions from: Net investment income	(.03)	(.10)	(.03)	(.02)	(.01)	(.03)
Net realized gain on investment transactions	—	—	—	—	—	(2.47)
Total distributions	(.03)	(.10)	(.03)	(.02)	(.01)	(2.50)
Net asset value, end of period	$ 16.63	$ 16.81	$ 15.59	$ 14.52	$ 11.49	$ 16.29
Total Return (%)	(.83)e**	8.51[e]	7.56	26.51	(29.37)	(19.64)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	73	23	15.89		.71
Ratio of expenses before expense reductions (%)	.90*	.89	.88	.87	.76	.77[d]
Ratio of expenses after expense reductions (%)	.86*	.86	.88	.87	.76	.75[d]
Ratio of net investment income (loss) (%)	.32*	.24	.60	.25	.13	.02
Portfolio turnover rate (%)	15*	17	15	13	25	33

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Amount is less than $.005.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .75% and .75%, respectively.

[e] Total return would have been less had certain expenses not been reduced.

* Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS Global Opportunities VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Class B shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,065.30	$ 1,065.20
Expenses Paid per $1,000*	$ 5.79	$ 6.35
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,019.19	$ 1,018.65
Expenses Paid per $1,000*	$ 5.66	$ 6.21

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Global Opportunities VIP	1.13%	1.24%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2006

DWS Global Opportunities VIP

DWS Global Opportunities VIP provided a total return of 6.53% during the first half of 2006 (Class A shares, unadjusted for contract charges), trailing the 8.48% return of its benchmark, the S&P/Citigroup Extended Market Index. However, the Portfolio outperformed the 5.23% average return of the 43 portfolios in Lipper's Global Growth category and remains well ahead of the peer group average over the three-, five- and ten-year periods.

The Portfolio's sector allocation, which is a residual effect of our primary focus — individual stock selection — was the more important factor behind the Portfolio's underperformance relative to its benchmark. Overweights in the traditional growth sectors — health care and technology — along with underweights in typical value sectors — materials and industrials — detracted from performance given that the benchmark is a combination of growth and value stocks. We made up for some of the resulting shortfall through stock selection in health care, financials and energy. In the health care sector, Celgene Corp. (United States), AMERIGROUP Corp. (United States) and Stada Arzneimittel AG (Germany) all produced strong gains. The leader in financials was First Marblehead Corp. (United States), which continues to expand its client base, while top performers in energy were SBM Offshore NV of the Netherlands and Prosafe ASA of Norway.

Although the investment environment grew more challenging as the semiannual period progressed, we believe the Portfolio is well-positioned due to the Portfolio's ability to invest globally and across a broad range of market caps — from micro to small to mid — in order to find growth and manage risk.

Joseph Axtell, CFA Terrence S. Gray, CFA
Lead Portfolio Manager Portfolio Manager

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more established companies. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The S&P/Citigroup Extended Market Index (formerly the Citigroup World Equity Extended Market Index) is an unmanaged index of small-capitalization stocks within 26 countries around the globe. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Lipper Global Growth Funds category invests at least 75% of its equity assets in companies both inside and outside of the US Growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World BMI.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Global Opportunities VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	12/31/05

Common Stocks and Warrants	98%	99%
Cash Equivalents	2%	1%
	100%	100%
Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/06	12/31/05

Europe	39%	38%
United States	36%	37%
Japan	7%	8%
Pacific Basin	6%	7%
United Kingdom	5%	4%
Australia	2%	2%
Latin America	2%	2%
Canada	2%	1%
Other	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/06	12/31/05

Financials	25%	25%
Health Care	17%	14%
Consumer Discretionary	14%	17%
Information Technology	14%	14%
Industrials	13%	14%
Energy	8%	5%
Utilities	3%	3%
Materials	2%	4%
Telecommunication Services	2%	2%
Consumer Staples	2%	2%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 48. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Global Opportunities VIP

	Shares	Value ($)

Common Stocks 98.1%
Australia 2.3%
Babcock & Brown Ltd.	190,200	3,065,613
Macquarie Bank Ltd.	29,711	1,523,399
Sigma Pharmaceuticals Ltd. (a)	1,719,638	3,322,443
(Cost $6,440,627)		7,911,455
Bermuda 0.6%
Orient-Express Hotels Ltd. "A" (Cost $1,474,197)	47,700	1,852,668
Brazil 2.4%
Aracruz Celulose SA (ADR) (Preferred)	62,500	3,276,250
Diagnosticos da America SA*	163,700	3,249,965
Empresa Brasiliera de Aeronautica SA (Preferred) (ADR)	46,518	1,696,512
(Cost $6,195,889)		8,222,727
Canada 1.5%
Certicom Corp.*	240,000	1,345,875
Flint Energy Services Ltd.*	25,700	1,336,915
OPTI Canada, Inc.*	120,000	2,456,329
(Cost $4,047,105)		5,139,119
Denmark 0.9%
GN Store Nord AS (GN Great Nordic) (a) (Cost $2,726,276)	267,500	3,073,210
France 3.1%
Business Objects SA*	29,188	796,311
Business Objects SA (ADR)*	63,900	1,738,080
Financiere Marc de Lacharriere SA	30,374	2,395,095
Flamel Technologies SA (ADR)* (a)	118,900	2,196,083
JC Decaux SA (a)	123,622	3,266,734
(Cost $9,247,841)		10,392,303
Germany 14.3%
AWD Holding AG (a)	128,163	4,298,164
Curanum AG (a)	150,658	1,531,958
Deutsche Boerse AG	38,686	5,269,763
Fresenius Medical Care AG & Co.	77,847	8,949,373
Hypo Real Estate Holding AG	97,269	5,908,324
Puma AG	11,665	4,534,673
QSC AG*	310,600	1,724,165
Rational AG	15,511	2,536,263
Stada Arzneimittel AG (a)	106,086	4,230,794
United Internet AG (Registered) (a)	348,668	5,026,014
Wincor Nixdorf AG	32,876	4,202,904
(Cost $25,100,388)		48,212,395
Greece 4.2%
Athens Stock Exchange SA	125,200	2,014,525
Coca-Cola Hellenic Bottling Co. SA	100,100	2,983,168
Piraeus Bank SA	267,375	6,360,942
Titan Cement Co. SA	62,900	2,950,989
(Cost $8,902,343)		14,309,624
Hong Kong 2.5%
Kingboard Chemical Holdings Ltd.	1,343,500	3,797,153
Midland Holdings Ltd.	2,285,800	1,015,414
Wing Hang Bank Ltd.	428,700	3,745,322
(Cost $5,230,233)		8,557,889
	Shares	Value ($)

Ireland 6.5%
Anglo Irish Bank Corp., PLC	758,416	11,834,638
FBD Holdings PLC	56,400	2,661,909
ICON PLC (ADR)*	27,900	1,542,870
Irish Continental Group PLC*	65,360	888,655
Paddy Power PLC	189,500	3,284,250
Ryanair Holdings PLC* (b)	1,100	9,975
Ryanair Holdings PLC* (b)	169,500	1,539,273
(Cost $8,175,468)		21,761,570
Italy 1.5%
Lottomatica SpA	45,165	1,713,408
Safilo Group SpA* (a)	383,700	1,808,493
Societa Iniziative Autostradali e Servizi SpA (SIAS)	132,600	1,671,429
(Cost $5,685,971)		5,193,330
Japan 7.0%
AEON Credit Services Co., Ltd.	100,800	2,448,654
AEON Mall Co., Ltd. (a)	80,000	3,362,461
JAFCO Co., Ltd.	22,100	1,324,764
KITZ Corp.	189,000	1,433,520
Matsui Securities Co., Ltd. (a)	186,000	1,760,206
Nidec Corp.	25,600	1,834,324
Park24 Co., Ltd. (a)	122,000	3,592,625
Sumitomo Realty & Development Co., Ltd.	223,000	5,495,107
UFJ Central Leasing Co., Ltd.	46,000	2,315,274
(Cost $16,290,983)		23,566,935
Korea 1.3%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	112,200	3,299,478
Korea Information Service, Inc.	35,000	929,645
(Cost $2,760,432)		4,229,123
Netherlands 2.7%
Chicago Bridge & Iron Co., NV (New York Shares)	143,500	3,465,525
SBM Offshore NV	212,583	5,666,487
(Cost $4,601,046)		9,132,012
Norway 1.4%
Prosafe ASA	35,600	2,173,208
Tandberg Television ASA* (a)	144,200	2,391,789
(Cost $4,439,170)		4,564,997
Russia 0.7%
Mobile TeleSystems (ADR)	48,900	1,439,616
Pyaterochka Holding NV (GDR) 144A*	55,700	927,405
(Cost $1,172,384)		2,367,021
Sweden 1.6%
Brostrom AB "B" (a)	87,700	1,730,420
Eniro AB	201,300	2,118,800
Micronic Laser Systems AB*	144,100	1,591,823
(Cost $4,433,243)		5,441,043
Switzerland 1.4%
Advanced Digital Broadcast Holdings SA (ADB Group) (Registered)*	20,654	743,345
	Shares	Value ($)

Fortune Management, Inc. (REG S)*	480,651	1,967,286
Partners Group (Registered)*	29,000	1,885,812
(Cost $4,184,785)		4,596,443
Taiwan 2.0%
Powerchip Semiconductor Corp.*	2,955,000	1,939,425
Siliconware Precision Industries Co.	2,809,537	3,453,620
Yuanta Core Pacific Securities Co.	2,181,000	1,441,538
(Cost $5,114,095)		6,834,583
Thailand 0.5%
Bangkok Bank PCL (Foreign Registered) (Cost $1,528,960)	609,900	1,695,944
United Kingdom 4.6%
Aegis Group PLC	610,239	1,469,812
ARM Holdings PLC	754,483	1,580,054
Group 4 Securicor PLC (a)	454,660	1,434,492
John Wood Group PLC	306,492	1,326,231
Michael Page International PLC	522,866	3,388,930
Misys PLC	195,323	776,562
Serco Group PLC	500,904	2,964,072
Taylor Nelson Sofres PLC	586,931	2,528,874
(Cost $15,258,805)		15,469,027
United States 35.1%
Adams Respiratory Therapeutics, Inc.*	56,800	2,534,416
Advance Auto Parts, Inc.	82,750	2,391,475
Advanced Medical Optics, Inc.*	70,600	3,579,420
Aeropostale, Inc.*	118,900	3,435,021
Allegheny Energy, Inc.*	218,000	8,081,260
AMERIGROUP Corp.*	122,200	3,793,088
Aventine Renewable Energy Holdings, Inc.*	10,700	416,230
Bravo! Foods International Corp.* (a)	720,900	439,749
Carter's, Inc.*	81,400	2,151,402
Celgene Corp.*	103,100	4,890,033
Cogent, Inc.* (a)	109,400	1,648,658
Diamond Foods, Inc.	76,900	1,235,783
Dresser-Rand Group, Inc.*	106,800	2,507,664
EMS Technologies, Inc.*	62,700	1,126,719
Euronet Worldwide, Inc.* (a)	110,500	4,239,885
First Marblehead Corp.	79,300	4,515,342
Foundation Coal Holdings, Inc.	71,900	3,374,267
FTI Consulting, Inc.*	84,650	2,266,080
Gentex Corp.	98,300	1,376,200
GTECH Holdings Corp.	111,600	3,881,447
Harman International Industries, Inc.	29,800	2,544,026
	Shares	Value ($)

Harris Interactive, Inc.*	146,700	836,190
Invitrogen Corp.*	38,200	2,523,874
Joy Global, Inc.	102,375	5,332,714
Kenneth Cole Productions, Inc. "A"	58,000	1,295,140
Lam Research Corp.*	46,700	2,177,154
Legg Mason, Inc.	16,350	1,627,152
Mueller Water Products, Inc. "A"* (a)	106,600	1,855,906
NeuStar, Inc. "A"*	79,000	2,666,250
New York & Co., Inc.*	124,700	1,218,319
Nuveen Investments "A"	76,900	3,310,545
NxStage Medical, Inc.*	198,700	1,734,651
Openwave Systems, Inc.*	146,900	1,695,226
P.F. Chang's China Bistro, Inc.* (a)	54,800	2,083,496
Perficient, Inc.*	100,100	1,237,236
Rowan Companies, Inc.	58,800	2,092,692
Schawk, Inc. (a)	96,000	1,680,000
Somanetics Corp.*	111,200	2,123,920
Telik, Inc.* (a)	114,300	1,885,950
Thoratec Corp.*	136,800	1,897,416
THQ, Inc.*	168,100	3,630,960
Ultra Petroleum Corp.*	120,700	7,153,889
VeraSun Energy Corp.* (a)	12,800	335,872
Waters Corp.*	65,800	2,921,520
WellCare Health Plans, Inc.*	32,000	1,569,600
Zions Bancorp.	36,600	2,852,604
(Cost $89,797,910)		118,166,441
Total Common Stocks (Cost $232,808,151)		330,689,859

Warrants 0.0%
Hong Kong
Kingboard Chemical Holdings Ltd.* (Cost $849)	91,640	30,089

Securities Lending Collateral 12.5%
Daily Assets Fund Institutional, 5.1% (c) (d) (Cost $41,993,639)	41,993,639	41,993,639

Cash Equivalents 1.6%
Cash Management QP Trust, 5.07% (e) (Cost $5,393,172)	5,393,172	5,393,172
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $280,195,811)+	112.2	378,106,759
Other Assets and Liabilities, Net	(12.2)	(41,162,160)
Net Assets	100.0	336,944,599

* Non-income producing security.

+ The cost for federal income tax purposes was $284,618,137. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $93,488,622. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $108,153,620 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,664,998.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $39,416,604 which is 11.7% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $232,809,000), including $39,416,604 of securities loaned	$ 330,719,948
Investment in Daily Assets Fund Institutional (cost $41,993,639)*	41,993,639
Investment in Cash Management QP Trust (cost $5,393,172)	5,393,172
Total investments in securities, at value (cost $280,195,811)	378,106,759
Cash	12,854
Foreign currency, at value (cost $84,878)	82,498
Receivable for investments sold	1,217,339
Dividends receivable	416,283
Interest receivable	59,440
Receivable for Portfolio shares sold	115,342
Foreign taxes recoverable	24,602
Other assets	7,428
Total assets	380,042,545
Liabilities
Payable for Portfolio shares redeemed	66,200
Payable upon return of securities loaned	41,993,639
Payable for investments purchased	716,100
Accrued distributions fee (Class B)	2,947
Accrued management fee	238,346
Other accrued expenses and payables	80,714
Total liabilities	43,097,946
Net assets, at value	$ 336,944,599
Net Assets
Net assets consist of: Accumulated distribution in excess of net investment income	(3,082,016)
Net unrealized appreciation (depreciation) on: Investments	97,910,948
Foreign currency related transactions	1,019
Accumulated net realized gain (loss)	21,594,285
Paid-in capital	220,520,363
Net assets, at value	$ 336,944,599
Class A Net Asset Value, offering and redemption price per share ($302,867,074 ÷ 19,130,380 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 15.83
Class B Net Asset Value, offering and redemption price per share ($34,077,525 ÷ 2,175,349 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 15.67

* Represents collateral on securities loaned.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $217,100)	$ 2,587,754
Interest (net of foreign taxes withheld of $47)	685
Interest — Cash Management QP Trust	141,201
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	172,447
Total Income	2,902,087
Expenses: Management fee	1,643,820
Administration fees	26,988
Custodian and accounting fees	189,357
Distribution service fees (Class B)	44,156
Record keeping fees (Class B)	22,039
Auditing	18,281
Legal	12,633
Trustees' fees and expenses	4,163
Reports to shareholders	21,901
Other	16,795
Total expenses before expense reductions	2,000,133
Expense reductions	(49,769)
Total expenses after expense reductions	1,950,364
Net investment income (loss)	951,723
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $120,830)	22,054,527
Foreign currency related transactions	(62,872)
21,991,655
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $731)	(2,488,614)
Foreign currency related transactions	740
(2,487,874)
Net gain (loss) on investment transactions	19,503,781
Net increase (decrease) in net assets resulting from operations	$ 20,455,504

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 951,723	$ 880,408
Net realized gain (loss) on investment transactions	21,991,655	29,176,839
Net unrealized appreciation (depreciation) during the period on investment transactions	(2,487,874)	18,673,524
Net increase (decrease) in net assets resulting from operations	20,455,504	48,730,771
Distributions to shareholders from: Net investment income: Class A	(3,088,293)	(1,475,427)
Class B	(323,635)	(100,297)
Portfolio share transactions: Class A Proceeds from shares sold	19,083,833	36,509,577
Reinvestment of distributions	3,088,293	1,475,427
Cost of shares redeemed	(19,736,123)	(27,263,254)
Net increase (decrease) in net assets from Class A share transactions	2,436,003	10,721,750
Class B Proceeds from shares sold	2,586,087	8,447,459
Reinvestment of distributions	323,635	100,297
Cost of shares redeemed	(3,663,105)	(3,892,529)
Net increase (decrease) in net assets from Class B share transactions	(753,383)	4,655,227
Increase (decrease) in net assets	18,726,196	62,532,024
Net assets at beginning of period	318,218,403	255,686,379
Net assets at end of period (including accumulated distributions in excess of net investment income $3,082,016 and $621,811, respectively)	$ 336,944,599	$ 318,218,403
Other Information
Class A Shares outstanding at beginning of period	19,013,655	18,170,922
Shares sold	1,171,685	2,735,197
Shares issued to shareholders in reinvestment of distributions	181,664	116,727
Shares redeemed	(1,236,624)	(2,009,191)
Net increase (decrease) in Class A shares	116,725	842,733
Shares outstanding at end of period	19,130,380	19,013,655
Class B Shares outstanding at beginning of period	2,223,191	1,871,933
Shares sold	161,311	635,797
Shares issued to shareholders in reinvestment of distributions	19,241	8,017
Shares redeemed	(228,394)	(292,556)
Net increase (decrease) in Class B shares	(47,842)	351,258
Shares outstanding at end of period	2,175,349	2,223,191

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 15.00	$ 12.77	$ 10.38	$ 6.97	$ 8.70	$ 11.76
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.04	.01	.02	(.00)[c]	(.00)[c]
Net realized and unrealized gain (loss) on investment transactions	.94	2.27	2.41	3.40	(1.73)	(2.87)
Total from investment operations	.99	2.31	2.42	3.42	(1.73)	(2.87)
Less distributions from: Net investment income	(.16)	(.08)	(.03)	(.01)	—	—
Net realized gain on investment transactions	—	—	—	—	—	(.19)
Total distributions	(.16)	(.08)	(.03)	(.01)	—	(.19)
Net asset value, end of period	$ 15.83	$ 15.00	$ 12.77	$ 10.38	$ 6.97	$ 8.70
Total Return (%)	6.53**	18.19	23.35	49.09	(19.89)	(24.59)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	303	285	232	183	121	150
Ratio of expenses before expense reductions (%)	1.13*	1.17	1.18	1.18	1.19	1.23[d]
Ratio of expenses after expense reductions (%)	1.13*	1.17	1.18	1.18	1.19	1.22[d]
Ratio of net investment income (loss) (%)	.57*	.32	.09	.28	(.03)	.00[e]
Portfolio turnover rate (%)	41*	30	24	41	47	56

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Amount is less than $.005.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.22% and 1.22%, respectively.

[e] Amount is less than .005%.

* Annualized ** Not annualized

Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 14.84	$ 12.62	$ 10.25	$ 6.89	$ 8.62	$ 11.69
Income (loss) from investment operations: Net investment income (loss)[b]	.04	.03	(.01)	.00[c]	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.94	2.24	2.38	3.36	(1.71)	(2.86)
Total from investment operations	.98	2.27	2.37	3.36	(1.73)	(2.88)
Less distributions from: Net investment income	(.15)	(.05)	—	—	—	—
Net realized gain on investment transactions	—	—	—	—	—	(.19)
Total distributions	(.15)	(.05)	—	—	—	(.19)
Net asset value, end of period	$ 15.67	$ 14.84	$ 12.62	$ 10.25	$ 6.89	$ 8.62
Total Return (%)	6.52e**	18.06[e]	23.12[e]	48.77	(20.07)	(24.96)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	33	24	13	4	7
Ratio of expenses before expense reductions (%)	1.50*	1.54	1.52	1.43	1.44	1.48[d]
Ratio of expenses after expense reductions (%)	1.24*	1.24	1.39	1.43	1.44	1.47[d]
Ratio of net investment income (loss) (%)	.46*	.25	(.12)	.03	(.28)	(.25)
Portfolio turnover rate (%)	41*	30	24	41	47	56

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Amount is less than $.005.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.47% and 1.47%, respectively.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS International VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Class B shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,095.90	$ 1,093.10
Expenses Paid per $1,000*	$ 5.20	$ 7.11
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,019.84	$ 1,018.00
Expenses Paid per $1,000*	$ 5.01	$ 6.85

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS International VIP	1.00%	1.37%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2006

DWS International VIP

International equities, as measured by the MSCI EAFE Index, delivered a return of 10.16% in US dollar terms during the first half of the year. Performance was robust through the end of April, but a sharp reversal in the market's appetite for risk dampened returns in May and June. The leading cause for the market's decline was that inflationary pressures across major economies — which are largely a result of rapidly rising commodity prices — have led to central bank tightening, most importantly in the US and Europe. In this environment, the Class A share total return was 9.59% (unadjusted for contract charges) over the first half of the year, trailing the return of the MSCI EAFE index.

The Portfolio's return was primarily supported by stock selection in the telecommunications, information technology and energy sectors. Within telecom, a position in PT Telekomunikasi Indonesia (Indonesia) gained ground on increased subscriber growth in its cellular division. Stock selection was also broadly positive within information technology, with Canon Inc. (Japan), Hon Hai Precision Industry Co., Ltd. (Taiwan) and Nokia Oyj (Finland) delivering strong results. Lastly, the Portfolio's positions in the energy sector, such as OAO Gazprom (Russia), Norsk Hydro ASA (Norway) and Petroleo Brasileiro SA ("Petrobras") (Brazil), were beneficiaries of the elevated prices of oil and gas, the result of continued supply-demand imbalances and infrastructure limitations.

These advances were not enough to offset the detracting effect of consumer staples and industrials. Within consumer staples, the Portfolio's underweighting in large-cap defensive names (including Diageo, Carrefour and British American Tobacco PLC — none of which were held at the end of the reporting period) crimped returns relative to the index during May and June. In the industrials sector, Japan's Mitsubishi Corp. was the primary laggard.

Matthias Knerr, CFA
Manager

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted measure of stock markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS International VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	12/31/05

Common Stocks	96%	99%
Cash Equivalents	2%	1%
Preferred Stocks	2%	—
	100%	100%
Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/06	12/31/05

Europe (excluding United Kingdom)	49%	50%
Japan	22%	22%
United Kingdom	17%	17%
Latin America	4%	3%
Pacific Basin	3%	5%
Australia	1%	2%
Other	4%	1%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	6/30/06	12/31/05

Financials	35%	34%
Consumer Discretionary	13%	15%
Industrials	10%	8%
Energy	9%	11%
Materials	8%	7%
Health Care	7%	6%
Information Technology	6%	6%
Consumer Staples	6%	7%
Telecommunication Services	3%	4%
Utilities	3%	2%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 57. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS International VIP

	Shares	Value ($)

Common Stocks 96.1%
Australia 1.1%
Australia & New Zealand Banking Group Ltd. (Cost $4,518,905)	351,892	6,953,044
Belgium 2.4%
InBev NV	150,900	7,401,884
Umicore	60,900	8,132,152
(Cost $14,792,118)		15,534,036
Brazil 2.9%
Companhia Vale do Rio Doce (ADR)	205,412	4,938,104
Gol-Linhas Aereas Inteligentes SA (ADR) (Preferred) (a)	178,400	6,333,200
Petroleo Brasileiro SA (ADR)	83,200	7,430,592
(Cost $10,276,191)		18,701,896
Denmark 0.1%
Novo Nordisk AS "B" (Cost $476,222)	7,809	497,448
Finland 3.2%
Fortum Oyj	287,500	7,354,540
Nokia Oyj	296,057	6,043,603
Nokia Oyj (ADR)	75,590	1,531,453
Nokian Renkaat Oyj (a)	450,610	5,924,908
(Cost $19,156,140)		20,854,504
France 8.9%
Axa (a)	271,544	8,912,192
CNP Assurances	48,685	4,629,817
Pernod Ricard SA (a)	26,363	5,226,539
Schneider Electric SA	80,046	8,344,204
Societe Generale	90,378	13,293,772
Total SA (a)	254,339	16,737,324
(Cost $42,112,974)		57,143,848
Germany 11.1%
BASF AG	92,233	7,406,198
Bayer AG	159,721	7,342,226
Commerzbank AG	276,929	10,073,623
Continental AG	46,966	4,800,945
Deutsche Boerse AG	52,092	7,095,913
E.ON AG	87,267	10,047,933
Fresenius Medical Care AG & Co.	42,685	4,907,113
Hypo Real Estate Holding AG	217,101	13,187,172
KarstadtQuelle AG* (a)	112,715	2,991,489
Stada Arzneimittel AG	77,119	3,075,567
(Cost $50,803,672)		70,928,179
Greece 1.9%
Alpha Bank AE	307,711	7,666,897
Hellenic Telecommunications Organization SA*	218,120	4,804,147
(Cost $7,246,092)		12,471,044
India 0.9%
ICICI Bank Ltd. (Cost $4,294,837)	544,002	5,816,639
Indonesia 0.8%
PT Telekomunikasi Indonesia (ADR) (Cost $3,294,596)	159,200	5,110,320
	Shares	Value ($)

Ireland 2.6%
Anglo Irish Bank Corp., PLC	545,346	8,509,805
CRH PLC (b)	251,910	8,190,466
CRH PLC (b)	1,900	61,946
(Cost $14,477,968)		16,762,217
Italy 5.6%
Banca Intesa SpA (a)	1,724,560	10,102,561
Banca Italease	228,829	11,470,279
Capitalia SpA (a)	1,187,300	9,741,925
Saras SpA Raffinerie Sarde*	723,107	4,633,701
(Cost $28,866,469)		35,948,466
Japan 21.3%
AEON Co., Ltd.	259,200	5,685,005
Canon, Inc.	269,850	13,228,403
Credit Saison Co., Ltd.	142,400	6,744,215
Daito Trust Construction Co., Ltd.	85,100	4,714,558
Komatsu Ltd.	351,000	6,977,674
Makita Corp.	161,000	5,092,800
Mitsubishi Corp.	562,900	11,239,309
Mitsubishi UFJ Financial Group, Inc.	353	4,935,337
Mitsui Fudosan Co., Ltd.	340,000	7,382,908
Mitsui Sumitomo Insurance Co., Ltd.	358,000	4,495,334
Mizuho Financial Group, Inc.	1,285	10,880,505
Nidec Corp.	64,500	4,621,636
Nishi-Nippon City Bank Ltd.	1,019,000	4,879,518
Nissan Motor Co., Ltd.	571,157	6,238,608
Sega Sammy Holdings, Inc.	258,100	9,562,600
Shinsei Bank Ltd.	878,000	5,562,303
Sumitomo Corp.	499,000	6,579,789
Toyota Motor Corp.	177,900	9,311,613
Yamada Denki Co., Ltd.	35,900	3,660,897
Yamaha Motor Co., Ltd.	194,000	5,068,682
(Cost $97,679,562)		136,861,694
Korea 1.5%
Hynix Semiconductor, Inc.*	117,000	3,792,095
Hynix Semiconductor, Inc. (GDR) (REG S) 144A*	12,300	389,541
Samsung Electronics Co., Ltd.	8,887	5,648,338
(Cost $4,951,124)		9,829,974
Mexico 1.3%
Fomento Economico Mexicano SA de CV (ADR) (Cost $6,717,429)	97,300	8,145,956
Netherlands 0.8%
ING Groep NV (Cost $4,595,966)	124,300	4,885,639
Norway 2.7%
Aker Kvaerner ASA	53,100	4,981,670
Norsk Hydro ASA	462,350	12,255,257
(Cost $16,423,926)		17,236,927
Russia 1.5%
Novolipetsk Steel (GDR) 144A*	141,435	3,175,216
OAO Gazprom (ADR) (REG S) (b)	142,768	6,003,373
OAO Gazprom (ADR) (REG S) (b)	16,624	699,038
(Cost $5,409,233)		9,877,627
	Shares	Value ($)

Sweden 1.8%
Assa Abloy AB "B"	364,900	6,135,117
Atlas Copco AB "B"	199,700	5,188,995
(Cost $11,835,092)		11,324,112
Switzerland 5.3%
Novartis AG (Registered)	145,156	7,860,069
Roche Holding AG (Genusschein)	73,637	12,172,948
UBS AG (Registered)	126,351	13,848,950
(Cost $17,702,903)		33,881,967
Taiwan 0.7%
Hon Hai Precision Industry Co., Ltd. (Cost $2,519,510)	737,091	4,553,106
Turkey 1.0%
Turkcell Iletisim Hizmetleri AS	468,100	2,144,534
Turkcell Iletisim Hizmetleri AS (ADR)	210,881	2,501,044
Turkiye Is Bankasi "C"	323,800	1,595,981
(Cost $6,325,864)		6,241,559
United Kingdom 16.7%
AstraZeneca PLC	108,093	6,524,270
BHP Billiton PLC	687,160	13,329,613
BP PLC	509,144	5,936,219
GlaxoSmithKline PLC	215,018	6,007,911
Hammerson PLC	352,598	7,719,972
Imperial Tobacco Group PLC	263,450	8,130,902
Informa PLC	393,080	3,134,688
Kensington Group PLC	158,649	3,021,752
Ladbrokes PLC	679,743	5,122,200
Prudential PLC	889,550	10,050,688
	Shares	Value ($)

Rolls-Royce Group PLC*	1,273,639	9,750,590
Royal Bank of Scotland Group PLC	406,823	13,375,852
Vodafone Group PLC	3,278,012	6,986,114
Whitbread PLC	360,646	7,776,136
(Cost $88,779,469)		106,866,907
Total Common Stocks (Cost $463,256,262)		616,427,109

Preferred Stocks 1.5%
Germany
Fresenius AG	28,545	4,755,492
Porsche AG	4,765	4,606,173
Total Preferred Stocks (Cost $8,830,274)		9,361,665

Securities Lending Collateral 5.5%
Daily Assets Fund Institutional, 5.1% (c) (d) (Cost $35,587,471)	35,587,471	35,587,471

Cash Equivalents 2.4%
Cash Management QP Trust, 5.07% (e) (Cost $15,638,392)	15,638,392	15,638,392
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $ 523,312,399)+	105.5	677,014,637
Other Assets and Liabilities, Net	(5.5)	(35,573,029)
Net Assets	100.0	641,441,608

* Non-income producing security.

+ The cost for federal income tax purposes was $527,928,918. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $149,085,719. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $159,513,148 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,427,429.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $33,934,800 which is 5.3% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $472,086,536), including $33,934,800 of securities loaned	$ 625,788,774
Investment in Daily Assets Fund Institutional (cost $35,587,471)*	35,587,471
Investment in Cash Management QP Trust (cost $15,638,392)	15,638,392
Total investments in securities, at value (cost $523,312,399)	677,014,637
Foreign currency, at value (cost $1,092,910)	1,071,677
Receivable for investments sold	3,619,462
Dividends receivable	2,504,292
Interest receivable	169,851
Receivable for Portfolio shares sold	195,542
Foreign taxes recoverable	198,314
Other assets	47,300
Total assets	684,821,075
Liabilities
Due to custodian	6,958
Payable for Portfolio shares redeemed	923,145
Payable for investments purchased	6,340,065
Payable upon return of securities loaned	35,587,471
Accrued management fee	371,983
Accrued distribution service fees (Class B)	8,151
Deferred foreign taxes payable	7,680
Other accrued expenses and payables	134,014
Total liabilities	43,379,467
Net assets, at value	$ 641,441,608
Net Assets
Net assets consist of: Undistributed net investment income	7,826,002
Net unrealized appreciation (depreciation) on: Investments	153,702,238
Foreign currency related transactions	(12,257)
Accumulated net realized gain (loss)	(113,941,368)
Paid-in capital	593,866,993
Net assets, at value	$ 641,441,608
Class A Net Asset Value, offering and redemption price per share ($599,156,772 ÷ 51,319,003 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.68
Class B Net Asset Value, offering and redemption price per share ($42,284,836 ÷ 3,625,167 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.66

* Represents collateral on securities loaned.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,199,502)	$ 16,029,556
Interest	1,759
Interest — Cash Management QP Trust	342,248
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	568,494
Total Income	16,942,057
Expenses: Management fee	2,657,580
Administration fees	51,076
Custodian and accounting fees	350,336
Distribution service fees (Class B)	53,830
Record keeping fees (Class B)	32,017
Auditing	19,818
Legal	42,827
Trustees' fees and expenses	10,317
Reports to shareholders	47,097
Other	32,326
Total expenses before expense reductions	3,297,224
Expense reductions	(8,553)
Total expenses after expense reductions	3,288,671
Net investment income (loss)	13,653,386
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $10,164)	56,831,412
Foreign currency related transactions	(90,522)
56,740,890
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $156,933)	(13,573,405)
Foreign currency related transactions	(12,285)
(13,585,690)
Net gain (loss) on investment transactions	43,155,200
Net increase (decrease) in net assets resulting from operations	$ 56,808,586

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 13,653,386	$ 8,859,774
Net realized gain (loss) on investment transactions	56,740,890	53,786,867
Net unrealized appreciation (depreciation) during the period on investment transactions	(13,585,690)	21,680,735
Net increase (decrease) in net assets resulting from operations	56,808,586	84,327,376
Distributions to shareholders from: Net investment income: Class A	(11,465,310)	(8,620,538)
Class B	(663,494)	(480,677)
Portfolio share transactions: Class A Proceeds from shares sold	35,207,305	58,844,328
Reinvestment of distributions	11,465,310	8,620,538
Cost of shares redeemed	(46,772,472)	(112,841,762)
Net increase (decrease) in net assets from Class A share transactions	(99,857)	(45,376,896)
Class B Proceeds from shares sold	3,153,129	4,971,389
Reinvestment of distributions	663,494	480,677
Cost of shares redeemed	(5,025,624)	(5,251,206)
Net increase (decrease) in net assets from Class B share transactions	(1,209,001)	200,860
Increase (decrease) in net assets	43,370,924	30,050,125
Net assets at beginning of period	598,070,684	568,020,559
Net assets at end of period (including undistributed net investment income of $7,826,002 and $6,301,420, respectively)	$ 641,441,608	$ 598,070,684
Other Information
Class A Shares outstanding at beginning of period	51,410,562	56,078,328
Shares sold	2,971,785	5,966,433
Shares issued to shareholders in reinvestment of distributions	924,622	946,272
Shares redeemed	(3,987,966)	(11,580,471)
Net increase (decrease) in Class A shares	(91,559)	(4,667,766)
Shares outstanding at end of period	51,319,003	51,410,562
Class B Shares outstanding at beginning of period	3,739,529	3,699,485
Shares sold	265,803	510,934
Shares issued to shareholders in reinvestment of distributions	53,507	52,764
Shares redeemed	(433,672)	(523,654)
Net increase (decrease) in Class B shares	(114,362)	40,044
Shares outstanding at end of period	3,625,167	3,739,529

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 10.85	$ 9.50	$ 8.26	$ 6.52	$ 8.05	$ 14.26
Income (loss) from investment operations: Net investment income (loss)[b]	.25	.15	.09	.09	.05	.06
Net realized and unrealized gain (loss) on investment transactions	.80	1.36	1.26	1.70	(1.52)	(3.97)
Total from investment operations	1.05	1.51	1.35	1.79	(1.47)	(3.91)
Less distributions from: Net investment income	(.22)	(.16)	(.11)	(.05)	(.06)	(.05)
Net realized gain on investment transactions	—	—	—	—	—	(2.25)
Total distributions	(.22)	(.16)	(.11)	(.05)	(.06)	(2.30)
Net asset value, end of period	$ 11.68	$ 10.85	$ 9.50	$ 8.26	$ 6.52	$ 8.05
Total Return (%)	9.59**	16.17	16.53	27.75	(18.37)	(30.86)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	599	558	533	485	412	513
Ratio of expenses before expense reductions (%)	1.00*	1.02	1.04	1.05	1.03	1.01[c]
Ratio of expenses after expense reductions (%)	1.00*	1.02	1.04	1.05	1.03	1.00[c]
Ratio of net investment income (loss) (%)	2.12d*	1.59	1.05	1.32	.73	.64
Portfolio turnover rate (%)	94*	59	73	119	123	105

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.00% and 1.00%, respectively.

[d] The ratio for the six months ended June 30, 2006, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized. ** Not annualized

Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 10.82	$ 9.48	$ 8.24	$ 6.50	$ 8.03	$ 14.19
Income (loss) from investment operations: Net investment income (loss)[b]	.23	.12	.06	.07	.04	.05
Net realized and unrealized gain (loss) on investment transactions	.79	1.35	1.27	1.71	(1.53)	(3.94)
Total from investment operations	1.02	1.47	1.33	1.78	(1.49)	(3.89)
Less distributions from: Net investment income	(.18)	(.13)	(.09)	(.04)	(.04)	(.02)
Net realized gain on investment transactions	—	—	—	—	—	(2.25)
Total distributions	(.18)	(.13)	(.09)	(.04)	(.04)	(2.27)
Net asset value, end of period	$ 11.66	$ 10.82	$ 9.48	$ 8.24	$ 6.50	$ 8.03
Total Return (%)	9.31d**	15.71[d]	16.24[d]	27.52	(18.62)	(30.81)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	40	35	24	8	3
Ratio of expenses before expense reductions (%)	1.40*	1.41	1.38	1.32	1.28	1.26[c]
Ratio of expenses after expense reductions (%)	1.37*	1.37	1.35	1.32	1.28	1.25[c]
Ratio of net investment income (loss) (%)	1.93e*	1.24	.74	1.05	.48	.39
Portfolio turnover rate (%)	94*	59	73	119	123	105

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.25% and 1.25%, respectively.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratio for the six months ended June 30, 2006, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized. ** Not annualized

Information About Your Portfolio's Expenses

DWS Health Care VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 970.70	$ 968.80
Expenses Paid per $1,000*	$ 4.35	$ 6.20
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,020.38	$ 1,018.50
Expenses Paid per $1,000*	$ 4.46	$ 6.36

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Health Care VIP	.89%	1.27%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2006

DWS Health Care VIP

In a period when other market sectors overshadowed the performance of health care stocks, DWS Health Care VIP posted a -2.93% return for its most recent semiannual period ended June 30, 2006 (Class A shares, unadjusted for contract charges). In comparison, the S&P 500 Index returned 2.71% and the Goldman Sachs Healthcare Index returned -4.04%.

An area that proved attractive for the Portfolio over the period was non-US pharmaceutical companies, including the Swiss firm Roche Holding AG, which was up strongly. Roche has a rapidly growing franchise within the oncology market and has marketing rights to Genentech, Inc.'s successful portfolio of oncology products in Europe. Within large-cap biotechnology companies in the Portfolio, Celgene Corp., which received very positive clinical results for its product in development for multiple myeloma, was a standout performer. Within the managed care area, UnitedHealth Group, Inc. detracted from performance. Managed care companies as a group have suffered from their inability to raise premiums as much as previously predicted because of the threat of greater competition.

Longer term, we think health care will continue to be attractive for suitable investors, given its positive demographic trends. We expect to see new health care technologies continuing to emerge and increased health care demand from aging baby boomers. In early summer, the market's attention was focused on other industries. When the economy slows, we think that investors will once again gravitate to the health care area and improve the sector's performance.

James E. Fenger Leefin Lai, CFA, CPA
Lead Portfolio Manager Portfolio Manager

Thomas Bucher, CFA
Consultant to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk. The Portfolio may focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Goldman Sachs Healthcare Index is an unmanaged, market-capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Health Care VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	12/31/05

Common Stocks	99%	96%
Cash Equivalents	1%	4%
	100%	100%
Industry Diversification (As a % of Common Stocks)	6/30/06	12/31/05

Pharmaceuticals	34%	35%
Health Care Services	25%	19%
Biotechnology	19%	23%
Medical Supply & Specialty	19%	17%
Hospital Management	2%	3%
Life Sciences Equipment	1%	3%
	100%	100%

Asset allocation and industry diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 65. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on the or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Health Care VIP

	Shares	Value ($)

Common Stocks 98.5%
Health Care 98.5%
Biotechnology 19.1%
Alexion Pharmaceuticals, Inc.*	11,100	400,932
Amgen, Inc.*	33,750	2,201,512
Amylin Pharmaceuticals, Inc.*	14,500	715,865
Arena Pharmaceuticals, Inc.*	41,200	477,096
Biogen Idec, Inc.*	48,920	2,266,464
BioMarin Pharmaceutical, Inc.*	55,800	801,846
Celgene Corp.*	38,600	1,830,798
Coley Pharmaceutical Group, Inc.* (a)	23,400	270,270
Gen-Probe, Inc.*	15,400	831,292
Genentech, Inc.*	28,500	2,331,300
Genmab A/S*	18,900	609,275
Genzyme Corp.*	50,800	3,101,340
Gilead Sciences, Inc.*	38,300	2,265,828
ImClone Systems, Inc.*	11,900	459,816
Keryx Biopharmaceuticals, Inc.*	50,600	718,520
Medicines Co.*	45,900	897,345
Myogen, Inc.*	22,400	649,600
Nuvelo, Inc.*	38,100	634,365
Vertex Pharmaceuticals, Inc.*	34,500	1,266,495
		22,729,959
Health Care Services 24.1%
Aetna, Inc.	53,800	2,148,234
Allscripts Healthcare Solutions, Inc.* (a)	38,500	675,675
Caremark Rx, Inc.*	52,700	2,628,149
Cerner Corp.*	24,500	909,195
Chemed Corp.	11,100	605,283
Covance, Inc.*	12,000	734,640
Coventry Health Care, Inc.*	23,000	1,263,620
DaVita, Inc.*	18,200	904,540
Eclipsys Corp.*	29,300	532,088
Fisher Scientific International, Inc.*	26,500	1,935,825
Fresenius Medical Care AG & Co.	8,729	1,003,495
HealthExtras, Inc.*	21,300	643,686
Henry Schein, Inc.*	25,400	1,186,942
IMS Health, Inc.	52,900	1,420,365
McKesson Corp.	30,500	1,442,040
Medco Health Solutions, Inc.*	23,984	1,373,804
Patterson Companies, Inc.*	29,900	1,044,407
PSS World Medical, Inc.*	20,500	361,825
Psychiatric Solutions, Inc.*	20,300	581,798
Quality Systems, Inc.	21,900	806,358
UnitedHealth Group, Inc.	74,700	3,345,066
WellPoint, Inc.*	44,200	3,216,434
		28,763,469
Hospital Management 1.9%
Community Health Systems, Inc.*	60,100	2,208,675
Life Sciences Equipment 1.1%
Charles River Laboratories International, Inc.*	12,100	445,280
PerkinElmer, Inc.	39,800	831,820
		1,277,100
	Shares	Value ($)

Medical Supply & Specialty 18.7%
Advanced Medical Optics, Inc.*	18,800	953,160
Alcon, Inc.	12,400	1,222,020
ArthroCare Corp.*	23,100	970,431
Baxter International, Inc.	103,800	3,815,687
Boston Scientific Corp.*	39,200	660,128
C.R. Bard, Inc.	19,900	1,457,874
Cardinal Health, Inc.	23,100	1,486,023
Conor Medsystems, Inc.*	12,400	342,116
Cytyc Corp.*	35,300	895,208
DENTSPLY International, Inc.	23,300	1,411,980
Hologic, Inc.*	13,600	671,296
Hospira, Inc.*	16,300	699,922
Immucor, Inc.*	36,300	698,049
IntraLase Corp.*	30,700	513,918
Kyphon, Inc.*	11,700	448,812
Medtronic, Inc.	33,800	1,585,896
Northstar Neuroscience, Inc.*	17,900	185,802
ResMed, Inc.*	16,900	793,455
Respironics, Inc.*	19,400	663,868
Sirona Dental Systems, Inc.	18,900	748,818
SonoSite, Inc.*	16,500	644,160
Viasys Healthcare, Inc.*	24,300	622,080
Zimmer Holdings, Inc.*	14,400	816,768
		22,307,471
Pharmaceuticals 33.6%
Abbott Laboratories	80,300	3,501,883
Allergan, Inc.	5,900	632,834
Astellas Pharma, Inc.	46,000	1,688,221
AstraZeneca PLC	28,980	1,749,173
AVANIR Pharmaceuticals "A"* (a)	52,750	360,810
Barr Pharmaceuticals, Inc.*	15,700	748,733
Cardiome Pharma Corp.*	58,400	516,256
Eli Lilly & Co.	21,100	1,166,197
Endo Pharmaceuticals Holdings, Inc.*	28,000	923,440
Forest Laboratories, Inc.*	21,500	831,835
Johnson & Johnson	63,000	3,774,960
Merck KGaA (a)	13,000	1,182,226
New River Pharmaceuticals, Inc.* (a)	25,700	732,450
Novartis AG (Registered)	69,696	3,773,977
Pfizer, Inc.	125,340	2,941,730
Roche Holding AG (Genusschein)	22,898	3,785,273
Sanofi-Aventis	19,024	1,856,582
Schering-Plough Corp.	146,300	2,784,089
Schwarz Pharma AG (a)	17,667	1,585,856
Shire PLC (ADR)	21,100	933,253
Stada Arzneimittel AG	15,000	598,212
Teva Pharmaceutical Industries Ltd. (ADR)	32,100	1,014,039
Wyeth	66,100	2,935,501
		40,017,530
Total Common Stocks (Cost $92,050,490)		117,304,204
	Shares	Value ($)

Securities Lending Collateral 3.0%
Daily Assets Fund Institutional, 5.1% (b) (c) (Cost $3,541,775)	3,541,775	3,541,775

Cash Equivalents 0.9%
Cash Management QP Trust, 5.07% (d) (Cost $1,145,626)	1,145,626	1,145,626
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $ 96,737,891)+	102.4	121,991,605
Other Assets and Liabilities, Net	(2.4)	(2,869,677)
Net Assets	100.0	119,121,928

* Non-income producing security.

+ The cost for federal income tax purposes was $97,134,900. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $24,856,705. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,459,918 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,603,213.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $3,397,893 which is 2.9% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $92,050,490), including $3,397,893 of securities loaned	$ 117,304,204
Investment in Daily Assets Fund Institutional (cost $3,541,775)*	3,541,775
Investment in Cash Management QP Trust (cost $1,145,626)	1,145,626
Total investments in securities, at value (cost $96,737,891)	121,991,605
Foreign currency, at value (cost $557,638)	578,751
Receivable for investments sold	191,964
Dividends receivable	10,810
Interest receivable	9,518
Foreign taxes recoverable	12,259
Other assets	123
Total assets	122,795,030
Liabilities
Payable for Portfolio shares redeemed	14,562
Payable upon return of securities loaned	3,541,775
Accrued management fee	61,882
Accrued distribution service fees (Class B)	6,229
Other accrued expenses and payables	48,654
Total liabilities	3,673,102
Net assets, at value	$ 119,121,928
Net Assets
Net assets consist of: Accumulated net investment loss	(42,198)
Net unrealized appreciation (depreciation) on: Investments	25,253,714
Foreign currency related transactions	21,105
Accumulated net realized gain (loss)	2,656,607
Paid-in capital	91,232,700
Net assets, at value	$ 119,121,928
Class A Net Asset Value, offering and redemption price per share ($98,103,148 ÷ 7,789,354 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.59
Class B Net Asset Value, offering and redemption price per share ($21,018,780 ÷ 1,691,710 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.42

* Represents collateral on securities loaned.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $29,850)	$ 522,413
Interest	188
Interest — Cash Management QP Trust	26,531
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	23,685
Total Income	572,817
Expenses: Management fee	467,200
Administration fees	9,659
Custodian and accounting fees	37,917
Distribution service fees (Class B)	27,744
Record keeping fees (Class B)	14,548
Auditing	13,507
Legal	2,510
Trustees' fees and expenses	2,519
Reports to shareholders	22,276
Other	9,988
Total expenses before expense reductions	607,868
Expense reductions	(1,835)
Total expenses after expense reductions	606,033
Net investment income (loss)	(33,216)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,239,898
Foreign currency related transactions	6,788
3,246,686
Net unrealized appreciation (depreciation) during the period on: Investments	(6,835,332)
Foreign currency related transactions	27,495
(6,807,837)
Net gain (loss) on investment transactions	(3,561,151)
Net increase (decrease) in net assets resulting from operations	$ (3,594,367)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ (33,216)	$ (311,861)
Net realized gain (loss) on investment transactions	3,246,686	5,764,320
Net unrealized appreciation (depreciation) during the period on investment transactions	(6,807,837)	4,952,369
Net increase (decrease) in net assets resulting from operations	(3,594,367)	10,404,828
Distributions to shareholders from: Net realized gains: Class A	(391,880)	—
Class B	(84,353)	—
Portfolio share transactions: Class A Proceeds from shares sold	1,814,982	8,840,510
Reinvestment of distributions	391,880	—
Cost of shares redeemed	(9,899,293)	(17,288,593)
Net increase (decrease) in net assets from Class A share transactions	(7,692,431)	(8,448,083)
Class B Proceeds from shares sold	1,435,444	4,364,689
Reinvestment of distributions	84,353	—
Cost of shares redeemed	(2,561,172)	(3,728,727)
Net increase (decrease) in net assets from Class B share transactions	(1,041,375)	635,962
Increase (decrease) in net assets	(12,804,406)	2,592,707
Net assets at beginning of period	131,926,334	129,333,627
Net assets at end of period (including accumulated net investment loss of $42,198 and $8,982, respectively)	$ 119,121,928	$ 131,926,334
Other Information
Class A Shares outstanding at beginning of period	8,377,800	9,070,686
Shares sold	140,778	715,380
Shares issued to shareholders in reinvestment of distributions	30,640	—
Shares redeemed	(759,864)	(1,408,266)
Net increase (decrease) in Class A shares	(588,446)	(692,886)
Shares outstanding at end of period	7,789,354	8,377,800
Class B Shares outstanding at beginning of period	1,772,301	1,720,377
Shares sold	113,151	357,712
Shares issued to shareholders in reinvestment of distributions	6,684	—
Shares redeemed	(200,426)	(305,788)
Net increase (decrease) in Class B shares	(80,591)	51,924
Shares outstanding at end of period	1,691,710	1,772,301

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.02	$ 12.00	$ 10.95	$ 8.19	$ 10.65	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.00[e]	(.02)	(.03)	(.02)	(.03)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.38)	1.04	1.08	2.78	(2.43)	.67
Total from investment operations	(.38)	1.02	1.05	2.76	(2.46)	.65
Less Distributions from: Net realized gain on transactions	(.05)	—	—	—	—	—
Net asset value, end of period	$ 12.59	$ 13.02	$ 12.00	$ 10.95	$ 8.19	$ 10.65
Total Return (%)	(2.93)**	8.50	9.59	33.70	(23.10)	6.50d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	98	109	109	101	69	56
Ratio of expenses before expense reductions (%)	.89*	.88	.88	.87	.91	1.40*
Ratio of expenses after expense reductions (%)	.89*	.88	.88	.87	.91	.95*
Ratio of net investment income (loss) (%)	.01*	(.18)	(.29)	(.24)	(.38)	(.25)*
Portfolio turnover rate (%)	64*	43	77	64	53	34*

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period May 1, 2001 (commencement of operations of Class A shares) to December 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Amount is less than $.005.

* Annualized ** Not annualized

Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.87	$ 11.91	$ 10.91	$ 8.19	$ 8.09
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	(.07)	(.08)	(.07)	(.04)
Net realized and unrealized gain (loss) on investment transactions	(.38)	1.03	1.08	2.79	.14
Total from investment operations	(.40)	.96	1.00	2.72	.10
Less Distributions from: Net realized gain on transactions	(.05)	—	—	—	—
Net asset value, end of period	$ 12.42	$ 12.87	$ 11.91	$ 10.91	$ 8.19
Total Return (%)	(3.12)**	8.06	9.17	33.21	1.24**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	23	20	11.3
Ratio of expenses (%)	1.27*	1.27	1.27	1.26	1.16*
Ratio of net investment income (loss) (%)	(.37)*	(.57)	(.68)	(.63)	(.92)*
Portfolio turnover rate (%)	64*	43	77	64	53

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c] Based on average shares outstanding during the period.

* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of seven diversified portfolios: Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios"). The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Series offers one class of shares for the Money Market VIP and two classes of shares (Class A shares and Class B shares) for each of the other Portfolios. Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fee and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Series' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Series in the preparation of the financial statements for its Portfolios.

Security Valuation. The Money Market VIP values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Securities in each of the remaining Portfolios are valued in the following manner:

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Series. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Series may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. Each Portfolio, except the Money Market VIP, may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised. Each Portfolio, except for Money Market VIP, may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Portfolio writes a covered call option, the Portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Portfolio writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Foreign Currency Translations. The books and records of the Portfolios are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolios may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

Mortgage Dollar Rolls. The DWS Bond VIP may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed upon price. During the period between the sale and repurchase, the Portfolio will not be entitled to earn interest and receive principal payment on securities sold. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of the securities sold by the Portfolio may decline below the repurchase price of those securities.

At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

When-Issued/Delayed Delivery Securities. Each Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations/Assignments. The DWS Bond VIP may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Portfolio invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Portfolio having a contractual relationship only with the Lender, not with the sovereign borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. Each Portfolio is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Series' understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which each Portfolio invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign taxes.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Portfolio a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Portfolio is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management will begin to evaluate the application of the Interpretation to each Portfolio and is not in a position at this time to estimate the significance of its impact, if any, on each Portfolio's financial statements.

At December 31, 2005, the following Portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforwards ($)	Expiration Date
Money Market VIP	2,690	12/31/2009
	10	12/31/2013
DWS Growth & Income VIP	7,548,000	12/31/2009
	15,651,000	12/31/2010
	7,030,000	12/31/2011
DWS Capital Growth VIP	647,000	12/31/2007
	83,834,000	12/31/2008
	51,869,000	12/31/2009
	132,940,000	12/31/2010
	67,497,000	12/31/2011
	28,617,000	12/31/2012
DWS Global Opportunities VIP	8,289,000	12/31/2010
	5,230,000	12/31/2011
DWS International VIP	49,645,000	12/31/2009
	105,374,000	12/31/2010
	13,952,000	12/31/2011

The DWS Capital Growth VIP inherited approximately $176,061,000 of its capital loss carryforward from its merger with the SVS II Eagle Focused Large Cap Growth Portfolio ($22,474,000) and SVS II Growth Portfolio ($153,587,000) (Note I), which is included in the table above and may be applied against net realized taxable gains. The Portfolio utilized approximately $456,000 and $10,428,000 of the inherited amounts from SVS II Eagle Focused Large Cap Growth Portfolio and SVS II Growth Portfolio, respectively, which is also included in the table above. Due to certain limitations under Sections 381-384 of the Internal Revenue Code, approximately $32,647,000 of the losses from SVS II Growth Portfolio cannot be used. At December 31, 2005 the Portfolio had a remaining net tax basis capital loss carryforward of $132,529,000 inherited from its mergers, which may be applied against any net realized taxable gains of each succeeding year until fully utilized or until December 31, 2007 ($647,000), December 31, 2008 ($83,834,000), December 31, 2009 ($33,831,000), December 31, 2010 ($11,910,000) and December 31, 2011 ($2,307,000), the respective expiration dates, whichever occurs first.

The DWS Growth & Income VIP inherited approximately $18,794,000 of its capital loss carryforward from its merger with the SVS II Focus Value & Growth Portfolio (Note I), which is included in the table above and may be applied against net realized taxable gains. The Portfolio utilized approximately $3,700,000 of the inherited amount which is also included in the table above. At December 31, 2005 the Portfolio had a remaining net tax basis capital loss carryforward of $15,094,000 inherited from its merger, which may be applied against any net realized taxable gains of each succeeding year until fully utilized or until December 31, 2009 ($7,548,000), and December 31, 2010 ($7,546,000) the respective expiration dates, whichever occurs first.

In addition, from November 1, 2005 through December 31, 2005, DWS Bond VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP incurred approximately $31,400, $5,800, $12,000, $96,000 and $8,982, respectively, of net realized currency losses. In addition, DWS Bond VIP incurred approximately $152,900 of net realized capital losses. As permitted by tax regulations, the Portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2006.

Distribution of Income and Gains. Net investment income of Money Market VIP is declared as a daily dividend and is distributed to shareholders monthly. All other Portfolios will declare and distribute dividends from their net investment income, if any, annually, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in forward foreign currency exchange contracts, passive foreign investment companies, post October loss deferrals and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

The tax character of current year distributions, if any, will be determined at the end of the fiscal year.

Contingencies. In the normal course of business, each Portfolio may enter into contracts with service providers that contain general indemnification clauses. Each Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Portfolio that have not yet been made. However, based on experience, each Portfolio expects the risk of loss to be remote.

Expenses. Expenses of the Series arising in connection with a specific Portfolio are allocated to that Portfolio. Other Series expenses which cannot be directly attributed to a Portfolio are apportioned among the Portfolios in the Series.

Other. For the Money Market VIP, investment transactions are accounted for on trade date. For all other Portfolios, investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended June 30, 2006, purchases and sales of investment securities (excluding short-term investments) were as follow:

Portfolio	Purchases ($)	Sales ($)
DWS Bond VIP excluding US Treasury Obligations and mortgage dollar roll transactions	110,312,350	207,579,060
US Treasury Obligations	121,676,403	4,058,664
mortgage dollar roll transactions	6,564,807	7,164,989
DWS Growth & Income VIP	188,442,858	213,681,134
DWS Capital Growth VIP	81,185,296	170,120,081
DWS Global Opportunities VIP	69,267,069	72,537,941
DWS International VIP	297,909,988	306,453,285
DWS Health Care VIP	40,243,708	45,445,485

For the six months ended June 30, 2006, transactions for written options were as follows for the DWS Growth & Income VIP:

	Contract Amounts	Premium ($)
Beginning of period	—	—
Options written	304	193,785
Options exercised	—	—
Options closed	304	193,785
Options expired	—	—
End of period	—	—

C. Related Parties

Under the Amended and Restated Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Portfolios in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolios.

Prior to June 1, 2006, in addition to the portfolio management services, the Advisor provided certain administrative services in accordance with the Management Agreement. For the period January 1, 2006 through May 31, 2006, each Portfolio paid a monthly investment management fee, based on the average net assets of each Portfolio, accrued daily and payable monthly, at the annual rate shown below:

Portfolio	Annual Management Fee Rate
Money Market VIP	.370%
DWS Bond VIP	.475%
DWS Growth & Income VIP first $250 million of average daily net assets	.475%
next $750 million of average daily net assets	.450%
over $1 billion of average daily net assets	.425%
DWS Capital Growth VIP first $250 million of average daily net assets	.475%
next $750 million of average daily net assets	.450%
over $1 billion of average daily net assets	.425%
DWS Global Opportunities VIP	.975%
DWS International VIP first $500 million of average daily net assets	.875%
over $500 million of average daily net assets	.725%
DWS Health Care VIP first $250 million of average daily net assets	.750%
next $750 million of average daily net assets	.725%
next $1.5 billion of average daily net assets	.700%
next $2.5 billion of average daily net assets	.680%
next $2.5 billion of average daily net assets	.650%
next $2.5 billion of average daily net assets	.640%
next $2.5 billion of average daily net assets	.630%
over $12.5 billion of average daily net assets	.620%

Effective June 1, 2006, under the Amended and Restated Management Agreement with the Advisor, the Portfolios pay a monthly investment management fee, based on the average daily net assets of each Portfolio, accrued daily and payable monthly, at the annual rate shown below:

Portfolio	Annual Management Fee Rate
Money Market VIP first $500 million of average daily net assets	.285%
next $500 million of average daily net assets	.270%
next $1 billion of average daily net assets	.255%
over $2 billion of average daily net assets	.240%
DWS Bond VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Growth & Income VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Capital Growth VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Global Opportunities VIP first $500 million of average daily net assets	.890%
next $500 million of average daily net assets	.875%
next $1 billion of average daily net assets	.860%
over $2 billion of average daily net assets	.845%
DWS International VIP first $500 million of average daily net assets	.790%
over $500 million of average daily net assets	.640%
DWS Health Care VIP first $250 million of average daily net assets	.665%
next $750 million of average daily net assets	.640%
next $1.5 billion of average daily net assets	.615%
next $2.5 billion of average daily net assets	.595%
next $2.5 billion of average daily net assets	.565%
next $2.5 billion of average daily net assets	.555%
next $2.5 billion of average daily net assets	.545%
over $12.5 billion of average daily net assets	.535%

Aberdeen Asset Management Inc., a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, serves as subadvisor to DWS Bond VIP and is paid by the Advisor for its services.

In addition, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class for the period January 1, 2006 to May 31, 2006 (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Annualized Rate
Money Market VIP	.68%
DWS Bond VIP Class A	.71%
DWS Bond VIP Class B	1.11%
DWS Growth & Income VIP Class A	.54%
DWS Growth & Income VIP Class B	.89%
DWS Capital Growth VIP Class A	.49%
DWS Capital Growth VIP Class B	.86%
DWS Global Opportunities VIP Class A	1.24%
DWS Global Opportunities VIP Class B	1.24%
DWS International VIP Class A	1.37%
DWS International VIP Class B	1.37%
DWS Health Care VIP Class A	.95%
DWS Health Care VIP Class B	1.35%

In addition, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class for the period June 1, 2006 to September 30, 2006 (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Annualized Rate
Money Market VIP	.68%
DWS Bond VIP Class A	.58%
DWS Bond VIP Class B	.95%
DWS Growth & Income VIP Class A	.54%
DWS Growth & Income VIP Class B	.89%
DWS Capital Growth VIP Class A	.49%
DWS Capital Growth VIP Class B	.86%
DWS Global Opportunities VIP Class A	1.10%
DWS Global Opportunities VIP Class B	1.24%
DWS International VIP Class A	1.15%
DWS International VIP Class B	1.55%
DWS Health Care VIP Class A	1.14%
DWS Health Care VIP Class B	1.54%

In addition, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class for the period January 1, 2006 to April 30, 2008 (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Annualized Rate
DWS Growth & Income VIP Class A	.54%
DWS Growth & Income VIP Class B	.89%
DWS Capital Growth VIP Class A	.49%
DWS Capital Growth VIP Class B	.86%

In addition, the Advisor has contractually agreed to waive 0.01% of the management fee for the DWS Growth & Income VIP.

Accordingly, for the six months ended June 30, 2006, the Portfolios waived a portion of their management fees as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Annualized Effective Rate
Money Market VIP	91,586	—	.36%
DWS Bond VIP	485,129	57,157.41%
DWS Growth & Income VIP	740,073	38,673.43%
DWS Capital Growth VIP	2,367,881	106,267.42%
DWS Global Opportunities VIP	1,643,820	—	.96%
DWS International VIP	2,657,580	—	.83%
DWS Health Care VIP	467,200	—	.74%

In addition, for the six months ended June 30, 2006, the Portfolios waived other expenses as follows:

Portfolio	Other Expenses Waived ($)
DWS Bond VIP Class B	109
DWS Growth & Income VIP Class B	5,691
DWS Capital Growth VIP Class B	6,667
DWS Global Opportunities VIP Class B	46,302
DWS International VIP Class B	5,550

Administrative Services Fee. Effective June 1, 2006, the Series entered into a Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Series. For all services provided under the Administrative Services Agreement, each Portfolio pays the Advisor a fee of 0.10% of each Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the period June 1, 2006 to June 30, 2006, the amount charged to the Portfolio by the Advisor was as follows:

Portfolio	Total Aggregated ($)	Unpaid at June 30, 2006 ($)
Money Market VIP	4,300	4,300
DWS Bond VIP	17,472	17,472
DWS Growth & Income VIP	25,528	25,528
DWS Capital Growth VIP	82,307	82,307
DWS Global Opportunities VIP	26,988	26,988
DWS International VIP	51,076	51,076
DWS Health Care VIP	9,659	9,659

Service Provider Fees. DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each portfolio. In turn, DWS-SFAC has delegated certain fund accounting functions to a third-party service provider. Effective June 1, 2006, these fees are now paid under the Administrative Services Agreement. For the period from January 1, 2006 to May 31, 2006, DWS-SFAC received the following fee for its services for the following portfolios:

Portfolio	Total Aggregated ($)	Unpaid at June 30, 2006 ($)
Money Market VIP	17,330	—
DWS Bond VIP	63,430	—
DWS Growth & Income VIP	36,325	1,416
DWS Capital Growth VIP	69,473	2,089
DWS Global Opportunities VIP	107,325	2,119
DWS International VIP	186,914	1,407
DWS Health Care VIP	27,283	—

DWS Scudder Investments Service Company, an affiliate of the Advisor, is the transfer agent and dividend-paying agent of the Series. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services.

DWS Scudder Distributors, Inc. ("DWS-SDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DWS-SDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DWS-SDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. These fees are detailed in each Portfolio's Statement of Operations.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Portfolios. For the six months ended June 30, 2006, the amount charged to the Portfolios by DeIM included in reports to shareholders were as follows:

Portfolio	Amount ($)	Unpaid at June 30, 2006 ($)
Money Market VIP	3,485	1,817
DWS Bond VIP	3,485	1,817
DWS Growth & Income VIP	3,485	1,817
DWS Capital Growth VIP	3,485	1,817
DWS Global Opportunities VIP	3,485	1,817
DWS International VIP	3,485	1,817
DWS Health Care VIP	3,485	1,817

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Series may invest in the Cash Management QP Trust (the ``QP Trust''), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Expense Reductions

For the six months ended June 30, 2006, the Advisor agreed to reimburse the Portfolios a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider as follows:

Portfolio	Amount ($)
Money Market VIP	1,271
DWS Bond VIP	1,919
DWS Growth & Income VIP	5,783
DWS Capital Growth VIP	17,194
DWS Global Opportunities VIP	3,467
DWS International VIP	3,003
DWS Health Care VIP	1,767

In addition, Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' expenses. During the six months ended June 30, 2006, the custodian fees were reduced as follows:

Portfolio	Custody Credits ($)
Money Market VIP	55
DWS Bond VIP	521
DWS Growth & Income VIP	22
DWS Capital Growth VIP	19
DWS Health Care VIP	68

F. Ownership of the Portfolios

At the end of the period, the beneficial ownership in the Portfolios was as follows:

Money Market VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 50%, 16% and 15%.

DWS Bond VIP: One participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 66%. Two participating insurance companies were owners of record each owning 79% and 21% of the total outstanding Class B shares of the Portfolio.

DWS Growth & Income VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 28%, 27% and 16%. Two participating insurance companies were owners of record, each owning 68% and 23% of the total outstanding Class B shares of the Portfolio.

DWS Capital Growth VIP: Five participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 30%, 19%, 12%, 11% and 10%. Two participating insurance companies were owners of record, each owning 81% and 17% of the total outstanding Class B shares of the Portfolio.

DWS Global Opportunities VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 59%, 19% and 10%. Two participating insurance companies were owners of record, each owning 65% and 19% of the total outstanding Class B shares of the Portfolio.

DWS International VIP: Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 32% and 20%. Two participating insurance companies were owners of record, each owning 82% and 16% of the total outstanding Class B shares of the Portfolio.

DWS Health Care VIP: Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 79% and 20%. Two participating insurance companies were owners of record, each owning 75% and 25% of the total outstanding Class B shares of the Portfolio.

G. Line of Credit

The Series and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

I. Acquisition of Assets

On April 29, 2005, the DWS Growth & Income VIP acquired all of the net assets of SVS Focus Value+Growth Portfolio pursuant to a plan of reorganization approved by shareholders on April 20, 2005. The acquisition was accomplished by a tax-free exchange of 7,630,195 Class A shares and 797,917 Class B shares of the SVS Focus Value+Growth Portfolio, respectively, for 11,366,540 Class A shares and 1,191,379 Class B shares of DWS Growth & Income VIP, respectively, outstanding on April 29, 2005. SVS Focus Value+Growth Portfolio's net assets at that date of $109,496,717, including $2,627,352 of net unrealized appreciation, were combined with those of the DWS Growth & Income VIP. The aggregate net assets of the DWS Growth & Income VIP immediately before the acquisition were $196,724,411. The combined net assets of the DWS Growth & Income VIP immediately following the acquisition were $306,221,128.

On April 29, 2005, the DWS Capital Growth VIP acquired all of the net assets of Scudder Growth Portfolio and SVS Eagle Focused Large Cap Growth Portfolio pursuant to a plan of reorganization approved by shareholders on April 20, 2005. The acquisition was accomplished by a tax-free exchange of 13,922,674 Class A shares and 864,495 Class B shares of the Scudder Growth Portfolio and 9,460,787 Class A shares and 3,575,054 Class B shares of the SVS Eagle Focused Large Cap Growth Portfolio, respectively, for 17,164,853 Class A shares and 1,066,401 Class B shares and 5,035,742 Class A shares and 1,896,817 of Class B shares of the DWS Capital Growth VIP, respectively, outstanding on April 29, 2005. Scudder Growth Portfolio and SVS Eagle Focused Large Cap Growth Portfolio's net assets at that date of $275,619,467 and $104,748,174, respectively, including $53,072,812 and $4,059,393, respectively, of net unrealized appreciation, were combined with those of the DWS Capital Growth VIP. The aggregate net assets of the DWS Capital Growth VIP immediately before the acquisition were $680,032,918. The combined net assets of the DWS Capital Growth VIP immediately following the acquisition were $1,060,400,559.

J. Payments Made by Affiliates

During the six months ended June 30, 2006, the Advisor fully reimbursed DWS Bond VIP and DWS International VIP $358 and $39,270, respectively, for losses incurred on trades executed incorrectly. The amount of the losses were less than .01% of the Portfolio's average net assets, thus having no impact on the Portfolio's total return.

K. Fund Mergers

On July 12, 2006, the Board of the Portfolios approved, in principle, the following merger into the Acquiring DWS Portfolio:

Acquired Portfolio	Acquiring Portfolio
DWS Variable Series I: Money Market VIP	DWS Variable Series II: DWS Money Market VIP

Completion of the merger is subject to a number of conditions, including final approval by each Portfolio's Board and approval by shareholders of the acquired Portfolio at a shareholder meeting expected to be held on or about October 12, 2006.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Proxy Voting

A description of the Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS Variable Series I (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees. ("Number of Votes" represents all Portfolios that are series of DWS Variable Series I.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	246,243,890.613	11,464,054.207
Dawn-Marie Driscoll	246,784,885.647	10,923,059.173
Keith R. Fox	246,426,733.548	11,281,211.272
Kenneth C. Froewiss	246,098,780.117	11,609,164.703
Martin J. Gruber	244,123,986.271	13,583,958.549
Richard J. Herring	246,331,840.162	11,376,104.658
Graham E. Jones	244,423,720.630	13,284,224.190
Rebecca W. Rimel	246,950,363.208	10,757,581.612
Philip Saunders, Jr.	246,296,885.694	11,411,059.126
William N. Searcy, Jr.	244,528,912.271	13,179,032.549
Jean Gleason Stromberg	246,942,188.670	10,765,756.150
Carl W. Vogt	246,268,998.229	11,438,946.591
Axel Schwarzer	244,613,655.081	13,094,289.739

II-A. Approval of an Amended and Restated Investment Management Agreement with Deutsche Asset Management, Inc. for Money Market VIP.

Number of Votes:
Affirmative	Against	Abstain
44,195,746.882	2,155,607.589	3,635,270.719

II-A. Approval of an Amended and Restated Investment Management Agreement with Deutsche Asset Management, Inc. for DWS Bond VIP.

Number of Votes:
Affirmative	Against	Abstain
26,910,602.113	539,567.823	3,021,503.385

II-A. Approval of an Amended and Restated Investment Management Agreement with Deutsche Asset Management, Inc. for DWS Growth & Income VIP.

Number of Votes:
Affirmative	Against	Abstain
25,576,930.964	1,288,307.427	2,146,668.280

II-A. Approval of an Amended and Restated Investment Management Agreement with Deutsche Asset Management, Inc. for DWS Capital Growth VIP.

Number of Votes:
Affirmative	Against	Abstain
57,137,676.613	2,623,193.222	3,541,059.574

II-A. Approval of an Amended and Restated Investment Management Agreement with Deutsche Asset Management, Inc. for DWS Global Opportunities VIP.

Number of Votes:
Affirmative	Against	Abstain
18,769,346.768	727,197.778	1,684,461.376

II-A. Approval of an Amended and Restated Investment Management Agreement with Deutsche Asset Management, Inc. for DWS International VIP.

Number of Votes:
Affirmative	Against	Abstain
48,706,776.927	1,713,365.899	3,325,230.355

II-A. Approval of an Amended and Restated Investment Management Agreement with Deutsche Asset Management, Inc. for DWS Health Care VIP.

Number of Votes:
Affirmative	Against	Abstain
8,967,442.168	295,934.152	746,054.806

II-B. Approval of a Subadvisor Approval Policy for Money Market VIP.

Number of Votes:
Affirmative	Against	Abstain
44,249,002.583	2,280,605.311	3,457,017.296

II-B. Approval of a Subadvisor Approval Policy for DWS Bond VIP.

Number of Votes:
Affirmative	Against	Abstain
26,847,957.037	576,650.823	3,047,065.461

II-B. Approval of a Subadvisor Approval Policy for DWS Growth & Income VIP.

Number of Votes:
Affirmative	Against	Abstain
25,425,445.270	1,443,361.460	2,143,099.941

II-B. Approval of a Subadvisor Approval Policy for DWS Capital Growth VIP.

Number of Votes:
Affirmative	Against	Abstain
57,418,675.764	2,574,301.354	3,308,952.291

II-B. Approval of a Subadvisor Approval Policy for DWS Global Opportunities VIP.

Number of Votes:
Affirmative	Against	Abstain
18,699,687.613	881,549.357	1,599,768.952

II-B. Approval of a Subadvisor Approval Policy for DWS International VIP.

Number of Votes:
Affirmative	Against	Abstain
48,487,862.320	1,963,552.110	3,293,958.751

II-B. Approval of a Subadvisor Approval Policy for DWS Health Care VIP.

Number of Votes:
Affirmative	Against	Abstain
8,909,080.564	344,153.681	756,196.881

III-A. Approval of a Revised Fundamental Investment Restriction Regarding Commodities for Money Market VIP.

Number of Votes:
Affirmative	Against	Abstain
44,032,803.453	2,463,467.058	3,490,354.679

III-A. Approval of a Revised Fundamental Investment Restriction Regarding Commodities for DWS Bond VIP.

Number of Votes:
Affirmative	Against	Abstain
26,718,874.774	675,540.870	3,077,257.677

III-A. Approval of a Revised Fundamental Investment Restriction Regarding Commodities for DWS Growth & Income VIP.

Number of Votes:
Affirmative	Against	Abstain
25,352,745.965	1,545,970.421	2,113,190.285

III-A. Approval of a Revised Fundamental Investment Restriction Regarding Commodities for DWS Capital Growth VIP.

Number of Votes:
Affirmative	Against	Abstain
55,604,432.318	4,488,441.246	3,209,055.845

III-A. Approval of a Revised Fundamental Investment Restriction Regarding Commodities for DWS Global Opportunities VIP.

Number of Votes:
Affirmative	Against	Abstain
18,725,151.834	782,459.920	1,673,394.168

III-A. Approval of a Revised Fundamental Investment Restriction Regarding Commodities for DWS International VIP.

Number of Votes:
Affirmative	Against	Abstain
48,498,956.884	2,155,582.935	3,090,833.362

III-A. Approval of a Revised Fundamental Investment Restriction Regarding Commodities for DWS Health Care VIP.

Number of Votes:
Affirmative	Against	Abstain
9,105,661.942	196,429.088	707,340.096

III-B. Approval of a Revised Fundamental Investment Restriction Regarding Concentration for Money Market VIP.

Number of Votes:
Affirmative	Against	Abstain
44,219,142.715	2,046,172.454	3,721,310.021

IV-A. Approval of Amended and Restated Declaration of Trust. ("Number of Votes" represents all Portfolios that are series of DWS Variable Series I.)

Number of Votes:
Affirmative	Against	Abstain
232,752,692.416	9,997,994.492	14,957,257.912

IV-B. Approval of Future Amendments to the Amended and Restated Declaration of Trust. ("Number of Votes" represents all Portfolios that are series of DWS Variable Series I.)

Number of Votes:
Affirmative	Against	Abstain
225,679,292.912	11,507,795.894	20,520,856.014

Notes

About the Portfolios' Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

An investment in Money Market VIP is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market VIP seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

VS1-3 (8/06) 45951

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, Two International Place, 10th Floor, Boston, MA 02110.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series I

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Variable Series I

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 22, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 22, 2006